                                 EXHIBIT 10.42

                                                                        SHOWBOAT
                                                            SUITES 103, 104, 105
                                                              106, 108, 201, 204


                            STANDARD LEASE AGREEMENT
                          Ventnor Professional Campus



                                LEASE AGREEMENT
                                ---------------



                               VENTROY ASSOCIATES
                                   (LANDLORD)


                                      AND


                           SHOWBOAT OPERATING COMPANY

                                    (TENANT)

                                       IN


                  SUITES 103, 104, 105, 106, 108, 201 and 204

                            VENTNOR AVENUE BUILDING

                                       OF

                          VENTNOR PROFESSIONAL CAMPUS
                              6601 VENTNOR AVENUE
                               VENTNOR, NJ  08496



                            STANDARD LEASE AGREEMENT
                          Ventnor Professional Campus

As Revised
070193\#4

                               TABLE OF CONTENTS
                               -----------------

                                                             Page
                                                             ----
ARTICLE I  DEMISED PREMISES; PARKING; TERM.................   1
   1.1  DEMISED PREMISES...................................   1
   1.2  PARKING............................................   1
   1.3  TERM; OPTION TO TERMINATE..........................   1

ARTICLE II  COMMENCEMENT OF TERM...........................   2
   2.1  COMMENCEMENT DATE..................................   2
   2.2  NOTICE OF COMPLETION; CERTIFICATION OF COMPLETION..   3
   2.3  NO VIOLATIONS......................................   3
   2.4  POSSESSION; SUBSTANTIAL COMPLETION.................   3
   2.5  DELAYS CAUSED BY TENANT............................   3
   2.6  DELAY EXPENSES.....................................   4
   2.7  COMPLETION DEADLINE................................   4

ARTICLE III  RENOVATION AND REMODELING OF DEMISED PREMISES.   5
   3.1  LANDLORD'S WORK ON THE DEMISED PREMISES............   5

ARTICLE IV  RENT...........................................   5
   4.1  MINIMUM RENT.......................................   5
   4.2  ADDITIONAL RENT....................................   5
   4.3  LATE CHARGES AND INTEREST ON LATE PAYMENTS.........   6
   4.4  COLLATERAL SECURITY................................   6

ARTICLE V  USE.............................................   6
   5.1  OFFICE USE; DENSITY................................   6
   5.2  ADVERSE USE........................................   6
   5.3  CONTINUED OCCUPANCY................................   7

ARTICLE VI  REPAIRS; ALTERATIONS; FIXTURES.................   8
   6.1  Landlord MAINTENANCE...............................   8
   6.2  TENANT MAINTENANCE.................................   8
   6.3  OBSTRUCTIONS.......................................   9
   6.4  CONSTRUCTION OF IMPROVEMENTS.......................   9
   6.5  PERMITS; INSURANCE.................................  12

ARTICLE VII  COMMON AREAS..................................  12
   7.1  DEFINITION: CONTROL................................  12
   7.2  EXPENSES...........................................  13
   7.3  REIMBURSEMENT OF Landlord..........................  14
   7.4  PROPORTIONATE INSURANCE............................  15

ARTICLE VIII  TAXES........................................  16
   8.1  TAXES..............................................  16

ARTICLE IX  FLOOR LOAD; NOISE..............................  18
   9.1  FLOOR LOAD.........................................  18
   9.2  NOISE..............................................  19


ARTICLE X  LAWS, ORDINANCES
           REQUIREMENTS OF PUBLIC AUTHORITIES..............  19
   10.1  TENANT COMPLIANCE.................................  19
   10.2  NOTICE OF VIOLATIONS..............................  19
   10.3  Landlord COMPLIANCE...............................  19

ARTICLE XI  INSURANCE......................................  20
   11.1  COMPLIANCE WITH REGULATIONS.......................  20
   11.2  TENANT-CAUSED INCREASES...........................  20
   11.3  LIABILITY INSURANCE...............................  20
   11.4  WAIVER OF SUBROGATION.............................  21

ARTICLE XII  DAMAGE BY FIRE OR OTHER CAUSE.................  21
   12.1  DAMAGE............................................  21
   12.2  LIMITATION........................................  22

ARTICLE XIII  ASSIGNMENT, SUBLETTING, MORTGAGING...........  22
   13.1  CONDITIONS; REQUIREMENTS..........................  22
   13.2  RENT COLLECTION...................................  22
   13.3  LEASE OBLIGATIONS.................................  22

ARTICLE XIV  NO LIABILITY ON Landlord'S PART...............  23
   14.1    Landlord'S LIABILITY............................  23

ARTICLE XV  NAME OF PROPERTY AND BUILDING..................  23
   15.1  NAME OF DEVELOPMENT...............................  23
   15.2  BUILDING NAME.....................................  23

ARTICLE XVI  CONDEMNATION..................................  23
   16.1  CONDEMNATION......................................  23
   16.2  CONDEMNATION AWARD................................  24
   16.3  TEMPORARY CONDEMNATION............................  24

ARTICLE XVII  ENTRY, RIGHT TO CHANGE PUBLIC
              PORTIONS OF BUILDING AND SITE................  26
   17.1  ACCESS............................................  26
   17.2  CHANGES TO PUBLIC AREAS OF BUILDING...............  26
   17.3  CHANGES TO DEVELOPMENT............................  26
   17.4  NO LIABILITY FOR CHANGES..........................  27
   17.5  RIGHT TO RELOCATE.................................  27

ARTICLE XVIII  BANKRUPTCY..................................  27
   18.1  PRIOR TO TERM.....................................  27
   18.2  DURING TERM.......................................  27
   18.3  Landlord DAMAGES..................................  28

ARTICLE XIX  LANDLORD'S REMEDIES ON DEFAULT, DEFICIENCY....  28
   19.1  DEFAULT...........................................  28
   19.2  REMEDIES ON DEFAULT...............................  28
   19.3  UNENFORCEABLE PROVISION...........................  29


ARTICLE XX  LANDLORD'S RIGHT TO PERFORM
            TENANT'S OBLIGATIONS...........................  29
   20.1  TENANT OBLIGATIONS................................  29
   20.2  ADDITIONAL RENT...................................  30
   20.3  RELOCATION OF TENANT..............................  30

ARTICLE XXI  COVENANT OF QUIET ENJOYMENT...................  31
   21.1    QUIET ENJOYMENT.................................  31

ARTICLE XXII  SERVICES AND EQUIPMENT.......................  31
   22.1  Landlord SERVICES.................................  31
   22.2  INTERRUPTIONS OF SERVICE..........................  32
   22.3  REIMBURSEMENT OF Landlord.........................  32

ARTICLE XXIII  REAL ESTATE BROKERS.........................  32
   23.1    BROKERS.........................................  32

ARTICLE XXIV  ELECTRICAL, WATER AND SEWER CHARGES..........  32
   24.1    CHARGES.........................................  32

ARTICLE XXV  RELOCATION OF TENANT..........................  32
   25.1    RELOCATION OF TENANT............................  33

ARTICLE XXVI  SUBORDINATION................................  33
   26.1  SUBORDINATION.....................................  33
   26.2  NOTICE OF MORTGAGEES..............................  33
   26.3  MORTGAGE MODIFICATIONS............................  33
   26.4  NON-DISTURBANCE OF TENANT.........................  34

ARTICLE XXVII  LEGAL PROCEEDINGS...........................  35
   27.1  WAIVER OF JURY TRIAL..............................  35
   27.2  TENANT CLAIMS; REMEDIES...........................  35

ARTICLE XXVIII  SURRENDER OF PREMISES; HOLDOVER............  35
   28.1    SURRENDER; HOLDOVER.............................  35

ARTICLE XXIX  RULES AND REGULATIONS........................  36
   29.1    RULES AND REGULATIONS...........................  36

ARTICLE XXX  SUCCESSORS AND ASSIGNS........................  36
   30.1  BINDING EFFECT....................................  36
   30.2  Landlord DEFINED..................................  36

ARTICLE XXXI  NOTICES 36
   31.1    NOTICES.........................................  36

ARTICLE XXXII  NO WAIVER; ENTIRE AGREEMENT.................  37
   32.1  NO WAIVER.........................................  37
   32.2  ENTIRE AGREEMENT..................................  37
   32.3  SEVERABILITY......................................  37


ARTICLE XXXIII  INDEX AND CAPTIONS; ESTOPPEL CERTIFICATE...  37
   33.1  CAPTIONS..........................................  38
   33.2  ESTOPPEL CERTIFICATE..............................  38

ARTICLE XXXIV  INABILITY OF Landlord TO PERFORM............. 38
   34.1    Landlord PERFORMANCE............................. 38

ARTICLE XXXV  NO REPRESENTATIONS BY Landlord................ 38
   35.1    NO REPRESENTATIONS............................... 38

ARTICLE XXXVI  MEMORANDUM OF LEASE.......................... 39
   36.1        MEMORANDUM OF LEASE.......................... 39

EXHIBIT "A"
EXHIBIT "B"
EXHIBIT "C"
EXHIBIT "D"
EXHIBIT "E"
EXHIBIT "F"

                                LEASE AGREEMENT

     THIS LEASE, made and entered into as of the ____ day of _____________, 1993, by and between VENTROY ASSOCIATES, a partnership having its principal place of business at One Norwegian Plaza, P.O. Box "K", Pottsville, PA 17901 (hereinafter called "Landlord"), and SHOWBOAT OPERATING COMPANY, Delaware and Pacific Avenues, Atlantic City, NJ 08401 (hereinafter called "Tenant").

                              W I T N E S S E T H:

     Intending to be legally bound, Landlord and Tenant hereby agree as follows:

                                   ARTICLE I
                        DEMISED PREMISES; PARKING; TERM

     1.1   DEMISED PREMISES.
           ----------------

          (a) Landlord hereby leases to Tenant and Tenant hereby rents from Landlord Suites 103, 104, 105, 106, 108, 201 and 204, being located on the first and second floors of the Ventnor Avenue Building (hereinafter called the "Building") of the VPC Complex (as herein defined), as generally outlined on the floor plan attached hereto and made part hereof as Exhibit "A" (herein called the "Demised Premises"), said Building being part of the Ventnor Professional Campus (herein called the "VPC Complex"), as more particularly described in Exhibit "B" attached hereto and made part hereof, located at Ventnor and Troy Avenues, in the City of Ventnor, County of Atlantic, and State of New Jersey.

          (b) The Demised Premises are leased together with the non-exclusive right to use in common with others entitled to use the same, the lobby, public entrances, public stairways, public corridors, public elevators and other public portions of the Building and the automobile parking areas, driveways, footways, and other facilities in the VPC Complex, as may be designated from time to time by Landlord, and to such rules and regulations for the use thereof as may be proscribed from time to time by the Landlord.

     1.2  PARKING.
          -------

          (a) Parking shall be available to Tenant and its patrons in the parking area of the VPC Complex.

     1.3          TERM; OPTION TO TERMINATE.
                  -------------------------

          (a)     Term.  The term of this Lease shall be five (5) years
                  ----
beginning on the Commencement Date (defined in Article II), unless sooner terminated as hereinafter provided, and if the Commencement Date is other than the first day of the month, plus the number of days from Commencement Date to the last day of such month; commencing on the Commencement Date and ending, unless sooner terminated, on the last day of the month during which the fifth (5th) anniversary of the Commencement Date occurs, yielding and paying the rents and additional rents hereinafter set forth, all on the covenants, conditions, and agreements hereinbefore and hereinafter stated. Promptly after the Commencement date Landlord and Tenant will execute an agreement supplementing this Lease, in the form attached hereto and made part hereof as Exhibit "C" (hereinafter referred to as the "Commencement Date Agreement"), fixing among other things, the commencement and termination date of this Lease.

          (b)  Option to Terminate. Provided that on the exercise date Tenant
               -------------------
shall not be in default in the performance of any of the terms, covenants and conditions of this Lease, Tenant shall have the option to terminate this Lease effective at any time on and after the expiration of six (6) months and one (1) day following the expiration of the fourth (4th) year of the Term of this Lease. If Tenant elects to exercise said option, it shall do so by giving written notice of such election to Landlord, which notice shall be dated and given not earlier than the first (1st) day of the fifth (5th) year of the Term of this Lease, time being of the essence with respect to such date of exercise. Such notice, to be operative, shall contain an effective date of termination at least six (6) months after the date of such notice. If Tenant exercises said option, the Term shall be automatically reduced to the effective date specified in the written notice of election, provided such election is given in a timely and proper manner in accordance with the terms hereof without the necessity of execution of any further lease, instrument or agreement. If Tenant desires to renegotiate the terms of this Lease in connection with such termination, it shall so notify the Landlord of such intent as part of the written notice of termination, and such negotiations shall commence promptly and be concluded, either with a new lease or no lease no later than ninety (90) days after the termination date.

                                   ARTICLE II
                              COMMENCEMENT OF TERM

     2.1  COMMENCEMENT DATE.  The Term of this Lease and the payment of rent
          -----------------
hereunder, shall commence on the earlier of January 1, 1994, or date that the
                                 -------                     --
Demised Premises shall be substantially completed, (the "Commencement Date"). The Demised Premises shall be deemed substantially completed when Landlord has substantially performed the work and additional work required to be performed by Landlord as provided for in Exhibit "D" hereof, and has put in operating condition for Tenant's permitted use under Article V, the service facilities and systems of the Building serving the Demised Premises.

     2.2  NOTICE OF COMPLETION; CERTIFICATION OF COMPLETION.  Land-lord shall
          -------------------------------------------------
give Tenant at least ten (10) days' prior written notice of the anticipated date of substantial completion of the work to be performed in the Demised Premises by Landlord. Completion of the Demised Premises shall be certified to Tenant in writing by Landlord, and the delivery of such certificate of completion to Tenant shall constitute delivery of possession of the Demised Premises hereunder. Tenant, its agents, servants and contractors, prior to the delivery of possession of the Demised Premises, shall have the right to enter upon the Demised Premises for the purpose of taking measurements therein, but for no other purpose, provided, however, that such entry shall not interfere with or obstruct the progress of the work being done by Landlord. Landlord shall notify Tenant promptly, if after giving such notice the substantial completion date is delayed and shall give Tenant at least five (5) days' prior written notice of the anticipated postponed date of substantial completion. Further postponements shall also require at least five (5) days' prior written notice.

     2.3  NO VIOLATIONS.  Upon the date of delivery of possession to the Tenant,
          -------------
the Demised Premises shall be free of all violations, orders or notices of violations of all public authorities.

     2.4      POSSESSION; SUBSTANTIAL COMPLETION.
              ----------------------------------

          (a) Tenant's taking possession of the Demised Premises shall be conclusive evidence, as against Tenant, that, at the time such possession was so taken, the work to be performed by Landlord pursuant to Section 3.1 hereof is substantially completed. Within ten (10) business days after the Commencement Date, a representative of Landlord and a representative of Tenant shall survey the Demised Premises for the purpose of determining those items, if any, of the work to be performed by Landlord which remains to be completed, which they shall reduce to an itemized agreed "punch" list, and Landlord agrees to complete the items on such agreed punch list within a reasonable time thereafter.

     2.5  DELAYS CAUSED BY TENANT.  If the occurrence of any of the conditions
          -----------------------
specified in this Section 2.5 shall be delayed due to any acts or omission of Tenant or its agents, employees or contractors, the Demised Premises shall be deemed ready for occupancy on the date when they would have been so ready but for such delay. Such delay shall include:

          (a) Delay in submission of Tenant's plans or specifications or giving authorizations or approvals required for the preparations for or execution of Landlord's work;

          (b)  Delay due to --

          (1) Changes made by or on behalf of Tenant in Tenant's plans or in Landlord's work; or

          (2) Postponement of any of Landlord's work at Tenant's request or because of any of Tenant's work required to be performed in advance of items of Landlord's work so postponed; and

          (3) Delay due to any other interference with Landlord's work in the Demised Premises or in the building by Tenant, its agents, servants, or employees.

     2.6  DELAY EXPENSES.  If, as a result of any delays on the part of Tenant
          --------------
pursuant to the provisions of this Article, Landlord shall sustain any additional costs or damages, Tenant shall pay to Landlord (in addition to the rent payable as a result of the acceleration of the Commencement Date as hereinabove provided) all such reasonable costs and damages that Landlord may sustain as a result thereof.

     2.7  COMPLETION DEADLINE.  If the Commence Date shall not have occurred by
          -------------------
January 31, 1994, as said date may be extended pursuant to the provisions of this Section, Tenant shall have the option to cancel and terminate this Lease and the demised term by giving notice to Landlord of such cancellation and termination within thirty (30) days next following January 31, 1994, as such date may be so extended. Upon the giving of such notice, this Lease and the demised term shall expire and come to an end, and Landlord and Tenant shall each be released and discharged of an from any and all further liability under this Lease, except that Tenant shall remain liable for the cost of any special work therefor performed by Landlord at Tenant's request. It is agreed that time is of the essence with respect to any such notice of cancellation and termination, and that Tenant shall have the right to give any such notice after the thirty
(30) day period referred to in the immediately preceding sentence, and that any such notice given after the expiration of such period shall have no force or effect. If Tenant shall fail to give timely notice exercising the foregoing option to cancel and terminate this Lease and the demised term, or if Tenant shall use or occupy any part of the Demised Premises for the conduct of business, then, in either case, the demised term shall commence in accordance with the provisions of Section 2.1 and Tenant shall have no further right to
cancel and terminate this Lease under the provisions of this Section.   Landlord
shall have the right to extend the January 31, 1994 date, set forth in this Section by a period equal to the aggregate of:

          (a) The number of days, if any, which may have elapsed between the date upon which any plan is required to be submitted by Tenant to Landlord and the date of submission by Tenant to the Landlord of such plan; plus

          (b) The number of days, if any, of delay or delays in substantial completion of the work to be performed by Landlord occasioned by reason of Tenant's delay or delays in submitting any other plans or specifications or estimates, or in giving authorizations, or by reason of any additional work designated by Tenant pursuant thereto, or by reason of any changes by Tenant in any designations previously made by Tenant, or by reason of any other similar acts or omissions of Tenant.

                                  ARTICLE III
                 RENOVATION AND REMODELING OF DEMISED PREMISES

     3.1  LANDLORD'S WORK ON THE DEMISED PREMISES.  Landlord, prior to the
          ---------------------------------------
Commencement Date, shall install and furnish in the Demised Premises all of the work and installations substantially in accordance with the Demised Premises Plan attached hereto and incorporated herein as Exhibit "D" (hereinafter the "Demised Premises Plan"). The Landlord or Tenant shall bear the cost of the completion of the work and installations set forth in the Demised Premises Plan, as is indicated on the Demised Premises Plan.

                                   ARTICLE IV
                                      RENT

     4.1  MINIMUM RENT.   During the Term of this Lease, Tenant covenants and
          ------------
agrees to pay Landlord a fixed minimum rent (the "Minimum Rent") at the annual rate of One Hundred Thirty-Six Thousand Six Hundred Thirty-Two Dollars ($136,632.00). Annual Minimum Rent shall be payable in equal monthly installments in advance on the first day of each month during the term of this Lease at the office of the Landlord or such other place as Landlord may designate in the amount of Eleven Thousand Three Hundred Eighty-Six Dollars ($11,386.00) per month, without any set-off or deduction whatsoever. Tenant agrees to pay such Minimum Rent, and any other payments deemed under this Lease to be Additional Rent, by check payable in lawful money of the United States which, at the time of payment is legal tender for the payment of public and private debts (Landlord to accept such check subject to collection). If the Commencement Date shall be a date other than the first day of a calendar month, Tenant shall on the Commencement Date pay Landlord an amount equal to such proportion of equal monthly installment as the number of days from the Commencement Date to the end of the calendar month in which the Commencement Date occurs bears to the total number of days in such calendar month, and such payment shall represent the pro rata Minimum Rent from the Commencement Date to the end of such calendar month.

     4.2  ADDITIONAL RENT.  All costs, charges, and expenses which Tenant
          ---------------
assumes, agrees, or is obligated to Landlord pursuant to this Lease and the Schedules attached, shall be deemed additional rent, and, in the event of non-payment Landlord shall have all the rights and remedies with respect thereto as herein provided for in case of non-payment of Minimum Rent. Tenant covenants to pay Landlord the Minimum Rent, additional rent and adjustments of rent as in this Lease provided, when due without notice or demand, at the time and in the manner herein specified.

     4.3  LATE CHARGES AND INTEREST ON LATE PAYMENTS.  If Tenant fails to pay
          ------------------------------------------
part of or all of the Minimum Rent, Additional Rent, and/or Tax Rent, as adjusted if applicable, within ten (10) days after it is due, the Tenant shall also pay (i) a late charge equal to one (1%) percent of the unpaid Minimum Rent, Additional Rent, and/or Tax Rent, plus (ii) interest at the rate of twenty-four (24%) percent per annum (two [2] percent per month) or the maximum then allowed by applicable law, whichever is less, on the remaining unpaid balance, retroactive to the date originally due until paid.

     4.4  COLLATERAL SECURITY.   Landlord acknowledges receipt from Tenant of
          -------------------
the sum of: Eleven Thousand Three Hundred Eighty-Six $11,386.00) Dollars to be held as collateral security for the payment of any rentals and other sums of money payable by Tenant under this Lease, and for the faithful performance of all other covenants and agreements of Tenant hereunder; the amount of said deposit, without interest, to be repaid to Tenant after the termination of this Lease and any renewal thereof, provided Tenant shall have made all such payments and performed all such covenants and agreements. Upon any default by Tenant hereunder, all or part of said deposit may, at Landlord's sole option, be applied on account of such default, and thereafter Tenant shall promptly restore the resulting deficiency in said deposit. Tenant hereby waives the benefit of any provision of law requiring such deposit to be held in escrow or in trust, and said deposit shall be deemed to be the property of Landlord.

                                   ARTICLE V
                                      USE

     5.1  OFFICE USE; DENSITY.  Tenant shall use and occupy the Demised Premises
          -------------------
only for executive, administrative, accounting and/or clerical offices in connection with Tenant's hotel-casino business, including executive and administrative personnel of Tenant or assignees or subtenants permitted under
Article 13.1 hereof only and for no other purpose.

     5.2  ADVERSE USE.  Tenant shall not suffer or permit the Demised Premises
          -----------
or any part thereof to be used in any manner, or anything to be done therein, or suffer or permit anything to be brought into or kept in the Demised Premises which would in any way (i) violate any law or requirement of public authorities,
(ii) cause structural injury to the Building or any part thereof, (iii) interfere with the normal operations of the heating, air conditioning, ventilating, plumbing or other mechanical or electrical systems of the Building or the elevators installed therein, (iv) constitute a public or private nuisance, (v) alter the appearance of the exterior of the Building or any portion of the interior thereof other than the Demised Premises.

     5.3              CONTINUED OCCUPANCY.
                      -------------------

          (a) Tenant acknowledges that the continued occupancy of the Demised Premises by Tenant or assignees or subtenants permitted under Article 13.1 hereof, and the regular conduct of business therein by Tenant or such assignees or subtenants, are of the utmost importance to the Landlord in the renewal of other leases of portions of the Building, in the renting of vacant space in the Building, in the providing of electricity, air conditioning, and other services to the tenants in the Building, and in the maintenance of the character and quality of the tenants in the Building. Tenant therefore covenants and agrees that except as otherwise provided in this Section or in any other Section of this Lease where permitted, or where prevented by strikes or other labor troubles or generally applicable laws or public regulation, it will occupy the entire Demised Premises, and will conduct its business therein in the regular and usual manner, throughout the term of this Lease. Tenant acknowledges that Landlord is executing this Lease in reliance upon these covenants, and that these covenants are a material element of consideration inducing the Landlord to execute this Lease. Tenant further agrees that if it vacates the entire Demised Premises, except in the case of constructive eviction or as otherwise permitted by law, or fails to so conduct its business therein, at any time during the term of this Lease, except as permitted by other Sections of this Lease, or where prevented by strikes or other labor troubles or generally applicable laws or public regulations, this will be considered a default and then all Minimum Rent, adjustment to Minimum Rent and additional rent reserved in this Lease from the date of such breach to the expiration date of this Lease shall become immediately due and payable to Landlord.

          (b) The parties recognize and agree that the damage to Landlord resulting from any breach of the covenants in paragraph (a) of this Section will be extremely substantial, and will be impossible of accurate measurement. The parties therefore agree as follows:

          (1) If Tenant breaches either of the covenants in Paragraph (a) of this Section and this Lease be terminated because of such default, then, anything in this Lease to the contrary notwithstanding, Landlord shall have the right to reenter the Demised Premises to alter, reconstruct and rent all or any part of the Demised Premises, at any rental to which Landlord shall agree, for any portion of or beyond the original term of this Lease. Any income received by Landlord on any such re-rental shall be the property of Landlord, as compensation for the expenses in connection with the preparation and re-renting of all or any part of the Demised Premises, and, together with the rents and additional rents payable as aforesaid, as liquidated damages for the breach of Tenant. Tenant shall have no right to any portion of the avails from any such reletting except to the extent of any payment made by or due from Tenant to Landlord pursuant to Paragraph (a) of this Section.

          (c) If any provision of this Section of this Lease or the application hereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Section, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Section and of this Lease shall be valid and enforced to the fullest extent permitted by law.

                                   ARTICLE VI
                         REPAIRS; ALTERATIONS; FIXTURES

     6.1  LANDLORD MAINTENANCE.  Landlord shall at Landlord's own expense make
          --------------------
all structural repairs and maintain the exterior and the public areas of the Building in good order and repair, and maintain in good condition and make (a) all repairs to the structure in the Demised Premises, (b) all repairs to all electric wiring, risers, and plumbing facilities serving the Demised Premises (other than any of the foregoing installed by Tenant) and any other repairs necessary to correct any latent defects for one (1) year after the Commencement Date in the Demised Premises (other than defects connected with, or related to, any alterations made or performed by or on behalf of Tenant by persons other than Landlord or Landlord's contractors except that Landlord shall not be required to make any repairs referred to in Subdivisions (a) or (b) of this sentence if Tenant is obligated to make such repairs pursuant to the provisions of Section 6.2. Tenant shall promptly notify Landlord of the necessity of any repairs of which Tenant may have knowledge and for which Landlord may be responsible under the provisions of this Section.

     6.2  TENANT MAINTENANCE.   Tenant shall take good care of the Demised
          ------------------
Premises, the fixtures, equipment and appurtenances therein, except those repairs required to be made by Landlord pursuant to Section 6.1, and Tenant shall, at Tenant's own expense, make all repairs to the Demised Premises when needed to preserve them in good working order and condition. All damage or injury to the Demised Premises and its fixtures, glass, appurtenances, and equipment or to the Building or its fixtures, glass, appurtenances, and equipment caused by Tenant moving property in or out of the Building or by installation or removal of furniture, fixtures, or other property, or resulting from fire, explosion, short circuits, flow or leakage of water, steam, gas, sewage, or by frost or by bursting or by leaking of pipes or plumbing or from any other cause of any other kind or nature whatsoever, due to carelessness, omission, neglect, improper conduct, or other cause of Tenant, its servants, employees, agents, visitors, or licensees, shall be repaired, restored, or replaced promptly by Tenant to the reasonable satisfaction of Landlord at Tenant's sole cost and expense except to the extent of such cost and expense, covered by proceeds of insurance recovered by Landlord. All of said repairs and any restorations or replacements required in connection therewith shall be of quality and class at least equal to the original work or installations and shall be done in a good and workmanlike manner.

     6.3  OBSTRUCTIONS.  Tenant shall not store or place any materials of
          ------------
whatsoever kind or nature or any obstructions in the lobby, passageways, stairs, on the sidewalks abutting the Building or in any public portions of the Building.

     6.4  CONSTRUCTION OF IMPROVEMENTS.   Within ten (10) days after the mutual
          ----------------------------
execution and delivery of this Lease, Tenant shall submit to Landlord drawings and specifications (hereinafter referred to as the "Plans") prepared at Tenant's expense by an architect or engineer retained by Tenant and licensed to practice in the State of New Jersey; the Plans shall show in detail all elements of construction including, without limitation, floor plan, utilities, and Tenant's alterations, decorations, installations, additions, improvements, fixtures, equipment and furnishings.

     Within ten (10) days after its receipt of the Plans, Landlord, by notice to Tenant, shall approve same, disapprove same (indicating the reasons for its disapproval) or request additional information. If not approved, Tenant, within the ten (10) days following Landlord's notice, shall supply to Landlord the requested information or make the revisions required by Landlord, as the case may be. Within no more than ten (10) days after Landlord has approved the Plans, Tenant (subject to the provisions of this Article) shall apply for all necessary governmental permits required for the construction set forth on the Plans and shall diligently prosecute said applications until said permits are issued. If the necessary permits are not obtained within thirty (30) days after the Plans have been approved by Landlord, Landlord shall have the right to require Tenant to make revisions to said Plans to make same comply with requests of the authority(s) which issue permit(s) in order for Tenant to obtain same. Transmittals of Plans to Landlord shall be in three (3) copies and a reproducible transparency. No one shall commence any work upon the Demised Premises before the Plans are approved by Landlord and Tenant shall have procured and delivered certificates for all insurance reasonably required by Landlord during construction, including builder's risk insurance. Landlord shall not unreasonably withhold its consent to Tenant's plans.

     Construction shall be in full accordance with the Plans; changes may be only pursuant to Landlord's prior written approval. Within ten (10) days after required building permits are obtained, Landlord, on behalf of and for the account of Tenant, shall commence the construction shown on the Plans and shall diligently prosecute same to completion. During construction, a set of Plans shall be maintained at the Premises available for Landlord's and Tenant's inspection; a set of Plans containing a permit issuing authority(s) stamp(s) of approval shall also be delivered to Landlord's home office prior to commencement of work. At the conclusion of the construction, Tenant shall supply Landlord with a set of reproducible transparencies of "as built" final Plans (the Plans showing the construction actually performed). Any work by or on behalf of Tenant shall be performed in accordance with governing codes and underwriting regulations and only after securing all required approvals and permits.

     Before opening the Demised Premises for business, Tenant, at its expense, shall obtain a certificate of occupancy (if required) and such other permits as may be required for Tenant's use and occupancy of the Premises, and provide Landlord with true copies of same.

     Except as may be provided for in the Plans, Tenant shall make no alterations, decorations, installations, additions, or improvements in or to the Demised Premises without Landlord's prior written consent and then only by contractors or mechanics approved in writing by Landlord. Landlord agrees to not unreasonably withhold its consent to any nonstructural alterations, decorations, installations, additions, or improvements proposed to be made by Tenant to adapt the Demised Premises for Tenant's business purposes. All such work, alterations, decorations, installations, additions, or improvements shall be done at Tenant's sole expense and at such time and in such manner as Landlord may from time to time designate and in full compliance with all laws, rules, regulations, and requirements of all governmental bureaus and bodies having jurisdiction thereover.

     All alterations, decorations, installations, additions, or improvements (other than communications equipment, "devices", or equipment leased by Tenant) shall, at the election of the Landlord (which election shall be made by notice pursuant to the provisions of Article XXXI not less than thirty (30) days prior to the expiration of this Lease or any renewal or extension thereof or if this Lease is terminated prior thereto, then such notice shall be given not later than sixty (60) days after such termination), become the property of the Landlord and shall remain upon and be surrendered with said Demised Premises as a part thereof, as the case may be. In the event the Landlord shall elect otherwise, then such of the alterations, decorations, installations, additions or improvements made by Tenant upon the Demised Premises as the Landlord may select (as well as any communications equipment, "devices", or equipment leased by Tenant) shall be removed by the Tenant and Tenant shall restore the Premises to its original condition (except with respect to those items which Landlord has elected to remain) at Tenant's own cost and expense at or prior to the expiration of the term.

     As a condition precedent to Landlord's consent to the making by Tenant of alterations, decorations, installations, additions, or improvements to the Demised Premises, in addition to other requirements as provided in this Lease or elsewhere, Tenant agrees to obtain and deliver to Landlord written and conditional waivers of Mechanics' Liens upon the property of which the Demised Premises are a part for any and all work, labor and services to be performed and materials to be furnished in connection with such work and such forms as shall be approved by Landlord's attorneys, signed by all contractors, subcontractors, materialmen, laborers, and workmen to become involved in such work. Notwithstanding the foregoing, if any mechanics' lien is filed against the Demised Premises, or the Building, for work claimed to have been for, or materials claimed to have been furnished to Tenant, it shall be discharged by Tenant within twenty (20) days thereafter, at Tenant's expense, by filing the bond required by law or payment or otherwise.

     Landlord shall not be liable for any failure of any Building facilities or service including but not limited to the air conditioning and ventilating equipment installed by Landlord caused by alterations, installations, and/or additions by Tenant and Tenant shall correct any such faulty installation. Upon Tenant's failure to correct same, Landlord may make such correction and charge Tenant for the cost thereof. Such sum due Landlord shall be deemed additional rent and shall be paid by Tenant promptly upon being billed therefor.

     Any of Tenant's property, which shall remain in the Demised Premises following the expiration of the term, or any earlier termination of this Lease, and the removal of Tenant from the Demised Premises may, at the option of Landlord, be deemed to have been abandoned and either may be retained by Landlord as its property or be disposed of at Tenant's expense or at Landlord's option may be disposed of without accountability in such manner as Landlord may see fit. In the event of Tenant's failure to remove any of its property, if Landlord shall cause such property to be removed then any damage caused by the removal thereof and any other damage to the Demised Premises caused by Tenant's removal of its property from the Demised Premises may be repaired at Tenant's cost and expense and Tenant shall pay to Landlord upon demand all such costs and expenses. The provisions hereof shall survive the expiration or termination of this Lease.

     6.5  PERMITS; INSURANCE.  Prior to commencing any work pursuant to the
          ------------------
provisions of Section 6.4, Tenant shall furnish to Landlord:

          (a) Copies of all governmental permits and authorizations which may be required in connection with such work; and

          (b) A certificate evidencing that Tenant (or Tenant's contractors) has or have procured workmen's compensation insurance covering all persons employed in connection with the work who might assert claims for death or bodily injury against any Landlord, Tenant, or the Building.

          (c) Such additional personal injury and property damage insurance (over and above the insurance required to be carried by Tenant pursuant to the provisions of Article IX as Landlord may require because of the nature of the work to be done by Tenant, naming Landlord as additional insured.

                                  ARTICLE VII
                                  COMMON AREAS

     7.1  DEFINITION: CONTROL.
          -------------------

          (a) All areas, space, facilities, equipment and signs in and about the VPC Complex, to the extent made available by Landlord for the common and joint use and benefit of Landlord, Tenant, and other tenants and occupants of the VPC Complex and their respective employees, agents, tenants, licensees, customers, and other invitees, are collectively referred to herein as "Common Areas". If and to the extent made available by Landlord, Common Areas shall include, but not be limited to, the sidewalks, parking areas, access roads and drives, driveways, parking decks (if any), landscaped areas, truck serviceways, open and closed pedestrian walkways, corridors, hallways, stairs, ramps, elevators, comfort stations, public washrooms, utility lines and utility rooms, buildings and the VPC Complex.

     All Common Areas in and about the VPC Complex shall be subject to the conclusive control of Landlord. Landlord shall operate, manage, equip, police, light, service, and maintain the Common Areas all in such manner as Landlord, in its sole discretion, may, from time to time determine (including, without limitation, the right to keep the buildings comprising the VPC Complex open only during certain hours) and Landlord shall have the sole right and exclusive authority to employ all personnel with respect thereto.

     Landlord hereby expressly reserves the right from time to time to construct, maintain and operate lighting and other facilities, equipment and signs on all of the Common Areas; to police and maintain security for the Common Areas; to use and allow others to use the Common Areas for any purpose; to change the size, area, level, location and arrangement of the Common Areas; to build multi-story parking facilities; to regulate parking by tenants and other occupants of the VPC Complex and their respective employees, agents, subtenants, and licensees; to enforce parking charges (by operation of meters and otherwise) with appropriate provisions for parking ticket validation for tenants; to close temporarily all or any portion of the Common Areas for the purpose of making repairs, changes or alterations thereto or performing necessary maintenance in connection with any emergency, in connection with closing resulting from adverse weather conditions or for any other purpose whatsoever, whether such purpose is similar or dissimilar to the foregoing; to discourage non-employee, agent, customer or invitee parking; to establish, modify and enforce reasonable rules and regulations with respect to the Common Areas and the use to be made thereof.

     For the term of this Lease Tenant is hereby given the license in common with all others to whom Landlord has or may hereafter grant rights to use, the Common Areas as they may from time to time exist; provided, however, that such license shall at any time be revoked, in whole or in part, or the size, level, location, or arrangement of such Common Areas or the type of facilities at any time forming a part thereof be changed, altered, rearranged or diminished, Landlord shall not be subject to liability therefore, nor shall Tenant be entitled to any compensation or diminution of rent therefore, nor shall such alteration, rearrangement, revocation, change or diminution of such Common Areas be deemed a constructible actual eviction or otherwise be grounds for terminating or modifying this Lease.

     In order to establish that the VPC Complex or any portion thereof is or will continue to remain private property and to prevent a dedication thereof or the accrual of any rights to any person or to the public thereof, Landlord hereby reserves the unrestricted right, in the Landlord's sole discretion, to close all or any portion of the Common Areas to such extent as in the opinion of Landlord's counsel, may be legally sufficient to prevent such dedication thereof or accrue of any rights to any person or the public thereon.

     7.2  EXPENSES.  Landlord (subject to reimbursement as set forth in Section
          --------
7.3 hereafter) will operate and maintain or cause to be operated and maintained the Common Areas and the VPC Complex. For purposes of this Lease, "Operating Costs" shall be those costs of operating and maintaining, or of causing the operation and maintenance of, the Common Areas and the VPC Complex of which the

Demised Premises forms a part in a manner deemed by Landlord to be reasonable and appropriate, as are set forth in Exhibit "E" attached hereto, made part hereof, and incorporated herein by this reference.

     7.3  REIMBURSEMENT OF LANDLORD.
          -------------------------

          (a) For each "Accounting Period", as defined in Section 7.3(f) during the term of this Lease, Tenant shall pay the Landlord as additional rent, as Tenant's share of Operating Costs, the sum equal to the product obtained by multiplying the total Operating Costs for such Accounting Period by forty (40%) percent, but in no event more than Thirty-Seven Thousand, Two Hundred Sixty-Six Dollars ($37,266.00) for each Accounting Period (converting to Three Thousand One Hundred Five Dollars and Fifty Cents [$3,105.50] per month).

          (b) On the first day of each calendar month during that portion of the term hereof falling within the first Accounting Period, Tenant shall pay the Landlord, in advance, without demand or without any set-off or deduction, as an estimated payment on account of the Tenant's proportionate share of the Operating Costs, an amount equal to Three Thousand One Hundred Five Dollars and Fifty Cents ($3,105.50) per month. If the Commencement Date hereof shall not be the first day of the calendar month, Tenant's payment of its proportionate share of Operating Costs for the fractional month between the Commencement Date and the first day of the first full calendar month in the term shall be prorated on a daily basis (calculated on a 30-day month) and shall be paid together with the first payment of fixed Annual Minimum Rent .

          (c) After the first Accounting Period, Tenant shall continue to pay such estimated amount of Tenant's share of Operating Costs on the first day of each month in advance without demand and without any set-off or deduction.

          (d) Following the end of each Accounting Period, the Landlord shall furnish to Tenant a written statement in reasonable detail covering the Accounting Period just expired, showing the Operating Costs for such Accounting Period, the amount of Tenant's proportionate share thereof and payments made by Tenant with respect thereto. In making the computations of aforesaid, Landlord's statement shall be conclusive evidence of Operating Costs.

          (e) If Tenant's proportionate share of Operating Costs exceeds Tenant's payments with respect to any Accounting Period, Tenant shall have no further liability to Landlord for Operating Costs with respect to such Accounting Period; if Tenant's payments exceed Tenant's share of the Operating Costs and the Tenant is not in default hereunder or otherwise indebted to Landlord, Landlord shall refund such excess to Tenant within thirty (30) days; provided, if such overpayment is for the last Lease Year, Landlord shall not be obligated to refund to Tenant the amount of such overpayment until Tenant has fully performed all of its obligations under this Lease, is not indebted to Landlord and is vacated in accordance with the provisions of this Lease. In the event Tenant is indebted to Landlord for any reason whatsoever, Landlord may deduct such amount owed from such overpayment.

          (f) For the purpose of this Lease, the words "Accounting Period" shall mean the period consisting of twelve (12) consecutive calendar months commencing on a date determined by Landlord and each succeeding twelve (12) calendar month period commencing during the term of this Lease; provided, however, the first Accounting Period shall commence on the Commencement Date and shall terminate on the date immediately preceding such date so determined by Landlord.

          (g) If the term of this Lease commences after the date the VPC Complex first opens for occupancy by Tenants or terminates (other than by reason of Tenant's default) during an Accounting Period, Tenant's obligation for Tenant's proportionate share of Operating Costs for such Accounting Period shall be equitably prorated.

          (h) Tenant's obligations under this Section shall survive the expiration or earlier termination of the term of this Lease.

     7.4  PROPORTIONATE INSURANCE.
          -----------------------

          (a) For each Accounting Period or portion thereof and during the term hereof, Tenant shall pay to Landlord, as additional rent, as Tenant's proportionate share of the cost of Landlord's policy or policies of fire insurance with extended coverage insuring VPC Complex, including such cost as it relates to the Common Areas (herein collectively called the "cost of insuring"), the sum equal to the product obtained by multiplying the total cost of insuring by the percentage set forth in Section 7.3 hereof.

          (b) Said sum shall be paid to Landlord on the first day of each calendar month in the term, in advance, without demand and without set-off, in equal monthly installments. If the Commencement Date hereof shall not be on the first day of an Accounting Period, Tenant's first monthly payment of such cost of insuring shall be proportionately adjusted.

          (c) Tenant's obligation under this Section 7.4 shall survive the expiration or earlier termination of this Lease.

          (d) Although Tenant shall pay its proportionate share of the cost of insuring, as aforesaid, in addition to and not as a component of, its proportionate share of Operating Costs, for purposes of Article 7.3 with respect to Tenant's maximum liability for its proportionate share of Operating Costs, and for purposes of Articles 16 and 19 of this Lease, the words "Operating Costs" shall be deemed to include such share of the costs of insuring.

                                  ARTICLE VIII
                                     TAXES

     8.1  TAXES.
          -----

          (a) For purposes of this Section 8.1, the word "taxes" shall include all taxes attributable to improvements now or hereinafter made to the VPC Complex or Land, or any part thereof or attributable to the present or future installation in the VPC Complex or Land or any part thereof or fixtures, machinery or equipment, all real estate taxes, assessments, water and sewer rents and other governmental impositions and charges of every kind and nature whatsoever, nonrecurring as well as recurring, special or extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof, which shall or may during the term of this Lease be levied, assessed or imposed, or become due and payable or become liens upon, or arise in connection with use, occupancy or possession of, or any interest in, the VPC Complex or Land or any part thereof, or any land, buildings or other improvements therein. The word "taxes" shall not include any charge, such as water meter charge and sewer rent based thereon, which is measured by the consumption by the actual user of the item or service for which the charge is made.

          (b) For the "Tax Year" (as defined in this section), during the term of this Lease, Tenant shall pay to Landlord as additional rent (hereinafter called "Tax Rent"), the amount obtained by multiplying the total of all taxes payable during such Tax Year by the percentage set forth in Section 7.3 hereof, computed as of each date Landlord has the right under Section 8.1(c) to bill Tenant for an installment of Tax Rent. Although the Tax Rent shall be in addition to and not as a component of, Tenant's share of Operating Costs, for purposes of Article 7.3 with respect to Tenant's maximum liability for its proportionate share of Operating Costs, the word "Operating Costs" shall include such "Tax Rent".

          (c) Landlord shall have the right to bill Tenant for Tax Rent during each Tax Year after each receipt by the Landlord of a bill, assessment, levy, notice of imposition or other evidence of taxes due or payable all of which are hereinafter collectively referred to as a "Tax Bill" (whether such bill is a final bill, an estimate of annual taxes or represents a tax bill based upon a final or partial assessment or determination). Tenant shall pay the balance of its Tax Rent within thirty (30) days of receipt from Landlord of a written statement setting forth the taxes for which Landlord has received a tax bill, Tenant share of taxes, and all Tenant's payments therefor made on account of Tax Rent. In making the computations as aforesaid, the Tax Bill or a photocopy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of taxes included in the computation of the Tax Rent in question; provided, however, Landlord shall have the right to bill Tenant for Tenant share of the Tax Rent for the last Lease Year in the term hereof whether or not Landlord shall theretofore have received a Tax Bill covering the periods from the date of the Tax Bill which formed the basis and the most recent installment on account of Tax Rent billed to the Tenant to the expiration of the term hereof. If Landlord has not received a Tax Bill for such period, Landlord shall estimate the amount of such installment of Tax Rent on the basis of information contained in the Tax Bill most recently received by Landlord, subject to adjustment when Landlord receives a Tax Bill which includes the period from the date of such Tax Bill to the expiration of the term hereof. Tenant shall pay such adjusted amount upon billing by Landlord.

          (d) For purposes of this Lease the words "Tax Year" shall mean the twelve (12) full calendar months of the term commencing with the January 1st immediately following the Commencement Date and ending December 31 of such calendar year and each succeeding twelve (12) month period thereafter commencing in the term of this Lease; provided, however, the first Tax Year shall commence on the Commencement Date and terminate on the immediately succeeding December 31st.

          (e) If, for reasons other than Tenant's default, the term of this Lease terminates on the date other than the last day of the Tax Year, Tenant's Tax Rent shall be equitably prorated. Notwithstanding anything herein to the contrary, for the purpose of computing the Tax Rent due for the first Tax Year, all taxes (equitably prorated) payable during the calendar year in which the first Tax Year shall fall shall be deemed payable during the first Tax Year.

          (f) If, after Tenant shall have made the required annual payment of Tax Rent, Landlord shall receive a refund of any portion of the taxes included in the computation of such Tax Rent, provided Tenant is not then in default hereunder, within sixty (60) days after receipt of the refund Landlord shall pay to Tenant that percentage of the net refund, after deducting all costs and expenses (including, but not limited to, attorneys' and appraisers' fees) expended or incurred in obtaining such refund, which the portion of the taxes in question paid by the Tenant bears to the entire amount of such taxes immediately prior to the refund. Tenant shall not institute any proceedings with respect to the assessed valuation of the VPC Complex or Land or any part thereof for the purpose of securing a tax reduction. In the event the Landlord shall retain any consultant to negotiate the amount of taxes, tax rate, assessed value and/or other factors influencing the amount of taxes and/or institute any administrative and/or legal proceedings challenging the Tax Rate, assessed value or other factors influencing the amount of taxes, whether or not such action results in a reduction of the amount of taxes, Tenant's Tax Rent shall include the portion of the aggregate of all such reasonable fees, reasonable attorneys' and appraisers' fees and all disbursements, court costs and other similar items paid or incurred by Landlord during the applicable Tax Year with respect to such proceedings which is obtained by multiplying the aggregate of such sums by the percentage set forth in Section 7.3 hereof.

          (g) If, at any time during the term of this Lease, under laws of any one or more jurisdictions in which the VPC Complex is located, a tax, imposition, charge, assessment, levy excise of license fee as levied on, imposed against, or measured, computed or determined, in whole or in part, by (1) rents payable hereunder (fixed annual minimum tax and/or additional) or (2) the value of any lien placed against the VPC Complex or against the real property comprising the VPC Complex or any obligation secured thereby, or if any other tax (except income tax), imposition, charge, assessment, levy excise or license fee which is not referred to in Section 8.1, however described or denoted, shall be levied or imposed by any such jurisdiction, to the extent that the cost of any of the foregoing shall be imposed, either directly or indirectly, on Landlord, such tax, imposition, charge, assessment, levy, excise or license fee, shall be deemed to constitute "taxes" for the purposes of this Section 8.1.

          (h) Tenant's obligations under this Section 8.1 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE IX
                               FLOOR LOAD; NOISE

     9.1  FLOOR LOAD.  Tenant shall not place a load upon any floor of the
          ----------
Demised Premises which exceeds the load per square foot which such floor is then designed to carry and which is then allowed by law. All business machines and equipment and all other mechanical equipment installed and used by Tenant in the Demised Premises shall be properly shielded and be so placed, equipped, installed and maintained by Tenant at Tenant's own cost and expense in settings of cork, rubber, or spring-type vibration-eliminators or in such other manner as Landlord may reasonably direct so as to be sufficient to eliminate the transmission of noise, vibration, or electrical, or other interference from the Demised Premises to any other area of the Building. The Landlord hereby agrees to include a similar requirement in other leases of space for adjacent floors in the Building, and shall exercise reasonable efforts to require compliance therewith with respect to such transmissions affecting the Demised Premises.

     9.2  NOISE.  Tenant shall not move any safe, heavy equipment or bulky
          -----
matter in or out of the Building without Landlord's written consent, which consent Landlord agrees not unreasonably to withhold or delay. If the movement of such items requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work and all such work shall be done in full compliance with the appropriate Codes of the City of Ventnor, State of New Jersey, and other municipal requirements. All such movements shall be made during hours which will least interfere with the normal operations of the Building, and all damage caused by such movement shall be promptly repaired by Tenant at Tenant's expense.

                                   ARTICLE X
                                LAWS, ORDINANCES
                       REQUIREMENTS OF PUBLIC AUTHORITIES

     10.1  TENANT COMPLIANCE.  Tenant shall, at its expense, comply with all
           -----------------
laws, orders, ordinances and regulations of federal, state, county and municipal authorities and with any direction made pursuant to law of any public officer or officers which shall, with respect to the occupancy, use or manner of the Demised Premises or to any abatement of nuisance caused by Tenant, impose any violation, order or duty upon Landlord or Tenant arising from Tenant's occupancy, use, or manner of use of the Demised Premises or any installation made therein by or at Tenant's request or require by reason of a breach of any of Tenant's covenants or agreements hereunder.

     10.2  NOTICE OF VIOLATIONS.  If Tenant receives notice of any violation of
           --------------------
law, ordinance, rule or regulation applicable to the Demised Premises, it shall give prompt notice thereof to Landlord. If Landlord receives notice of any violation of any such law, order, ordinance, or regulation applicable to the Demised Premises or services, access or other appurtenances to the Demised Premises, especially, but not limited to, any creating and obligation of Tenant under Section 10.1, it shall give prompt notice thereof to Tenant.

     10.3  LANDLORD COMPLIANCE.  Except as aforesaid, Landlord shall, at its
           -------------------
expense, comply or cause to be complied with all laws, orders, ordinances, and regulations of federal, state, county and municipal authorities and any direction made pursuant to law of any public officer or officers which shall, with respect to the public portions of the Building, or which affects Tenant's access to the Demised Premises, impose any violation, order, or duty upon Landlord or Tenant and with respect to which Tenant is not obligated by Section 10.1 to comply. Landlord may at its expense contest the validity of any such law, ordinance, rule, order or regulation.

                                   ARTICLE XI
                                   INSURANCE

     11.1  COMPLIANCE WITH REGULATIONS.  Tenant shall, at its own cost and
           ---------------------------
expense, comply with all statutes, ordinances, rules, orders, regulations, or requirements of any body having jurisdiction over the Building and Demised Premises with respect to applicable fire standards providing that same relate to Tenant's use or occupancy of the Demised Premises, and Tenant shall not do or permit anything to be done in or upon the Demised Premises or bring or keep anything therein or use the Demised Premises in a manner which increases the rate of insurance upon the Building or on any property or equipment located therein over the rate in effect at the commencement of the term of this Lease.

     11.2  TENANT-CAUSED INCREASES.  If, because of anything done, caused, or
           -----------------------
permitted to be done, permitted, or omitted by Tenant, the rate of liability, fire, boiler, sprinkler, water damage, or other insurance (with all extended coverage) on the Building or on the property and equipment of Landlord or any other tenant or subtenant in the Building shall be higher than otherwise would be, Tenant shall reimburse Landlord and the other tenants and subtenants in the Building for the additional insurance premiums thereafter paid by Landlord or by the other tenants and subtenants in the Building which shall have been charged because of the aforesaid reasons and Tenant shall make the reimbursement on the first day of the month following such payment by Landlord or such other tenants or subtenants.

     11.3  LIABILITY INSURANCE.  Tenant at Tenant's own cost and expense shall
           -------------------
maintain insurance protecting and indemnifying Landlord and Tenant against any and all claims for injury or damage to persons or property or for the loss of life or of property occurring upon, in or about the Demised Premises, public portions of the Building used by Tenant, its employees, agents, contractors, customers, and invitees; such insurance to afford minimum protection during the term of this Lease, of not less than $3,000,000 in respect of any one occurrence or accident, and not less than $1,000,000 for property damage. All such insurance shall be effected under valid and enforceable policies and shall be issued by insurers authorized to do business with the State of New Jersey of recognized responsibility acceptable by Landlord and shall contain a provision whereby the insurer agrees not to cancel the insurance without thirty (30) days' prior written notice to Landlord. At least thirty (30) days before the Commencement Date, Tenant shall furnish Landlord with a certificate evidencing the aforesaid insurance coverage, and renewal certificate shall be furnished to Landlord at least thirty (30) days prior to the expiration of each policy for which a certificate was therefor furnished.

     11.4  WAIVER OF SUBROGATION.  Each party agrees to include in each of its
           ---------------------
insurance policies (which each shall provide, insuring the Building and Landlord's property therein against loss, damage, or destruction by fire or other casualty and the rental value thereof, in the case of Landlord, and insuring Tenant's property in the Demised Premises, in the case of Tenant, against loss, damage, or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party or an expressed agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy.

                                  ARTICLE XII
                         DAMAGE BY FIRE OR OTHER CAUSE

     12.1  DAMAGE.  If the Demised Premises shall be partially damaged by fire
           ------
or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors, or licensees, the damage shall be repaired by and at the expense of Landlord and the fixed minimum rent until such repairs shall be made shall be apportioned according to the part of the Demised Premises which is usable by Tenant. In the event such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors, or licensees, without prejudice to any other rights and remedies of Landlord, and expect as may be provided for in Section 11.4 hereof, without prejudice to the rights of subrogation of Landlord's insurer, the damage shall be repaired by Landlord but there shall be no apportionment or abatement of rent. If the Demised Premises are totally or partially damaged or are rendered wholly or substantially untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the Building shall be substantially damaged so that Landlord shall decide to demolish it or to rebuild it or to remodel it (whether or not Demised Premises have been damaged), then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Article XXVII hereof provided, and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the Demised Premises and surrender the same to Landlord. If Tenant shall not be in default under this Lease then upon the termination of this Lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty.

     12.2  LIMITATION.  No damages, compensation, or claims shall be payable by
           ----------
Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building, except for rent abatement as provided in Section 10.1.

                                  ARTICLE XIII
                       ASSIGNMENT, SUBLETTING, MORTGAGING

     13.1  CONDITIONS; REQUIREMENTS.  Tenant will not by operation of law or
           ------------------------
otherwise, assign, transfer, mortgage, encumber, or hypothecate this Lease, nor sublet or permit the Demised Premises or any part thereof to be used by others, without Landlord's prior written consent in each instance. A consent by Landlord to any assignment or subletting shall not in any manner be construed to relieve Tenant from obtaining Landlord's expressed written consent to any other or further assignment or subletting. In the event that the Tenant is a corporation (professional or otherwise), any sale of its assets, business, and goodwill shall constitute a violation of the prohibition against assignment as set forth herein. In addition thereto, in the event that the Tenant is a corporation as aforesaid, any sale of more than 50% of the outstanding shares of stock as of the date of this Lease or any issuance of additional stock in the corporation which has the effect of diluting the interest of the original shareholders as of the date of this Lease to less than 50% of the total ownership in the Tenant corporation, shall constitute a violation of the prohibition against assignment as set forth herein.

     13.2  RENT COLLECTION.  If this Lease shall be assigned, or if the Demised
           ---------------
Premises or any part thereof be sublet or occupied by any person or persons other than Tenant, in each case without the consent of Landlord, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptable of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this Lease.

     13.3  LEASE OBLIGATIONS.  Each approved assignee or transferee shall assume
           -----------------
and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, additional rent, and adjustments of rent, and for the due performance of all the terms, covenants, conditions, and agreements herein contained on Tenant's part to be performed for the term of this Lease. No assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord the aforesaid written consent prior thereto.

                                  ARTICLE XIV
                        NO LIABILITY ON LANDLORD'S PART

     14.1  LANDLORD'S LIABILITY.  Landlord and its agents shall not be liable
           --------------------
for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Landlord and its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, or snow, or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants, or employees; nor shall Landlord and its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work; nor shall Landlord be liable for damages for injury to the personal property of Tenant or others. Tenant shall give immediate notice to Landlord in case of accidents in the Demised Premises or in the Building or of defects therein or in any fixtures or equipment.

                                   ARTICLE XV
                         NAME OF PROPERTY AND BUILDING

     15.1  NAME OF DEVELOPMENT.  The development in which the Building
           -------------------
containing the demised Premises is located shall be known as "Ventnor Professional Campus," but Landlord shall have the right from time to time to change such name or designation, without Tenant's consent.

     15.2  BUILDING NAME.  The Building will be known as the "Ventnor Avenue
           -------------
Building," but Landlord shall have the right from time to time to change such name or designation, without Tenant's consent.

                                  ARTICLE XVI
                                  CONDEMNATION

     16.1  CONDEMNATION.
           ------------

          (a) In the event that all or a material part of the Building shall be condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a nonmaterial part of the Building shall be so condemned or taken, then (i) if substantial structural alteration or reconstruction of the Building shall, in the opinion of Landlord, be necessary or appropriate as a result of such condemnation or taking (whether or not the Demised Premises be affected), Landlord may, at its option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination sixty
(60) days following the date on which Landlord shall have received notice of vesting of title, or (ii) if Landlord does not elect to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the rent shall be abated to the extent, if any, hereinbefore provided.

          (b) In the event that only a part of the Demised Premises shall be so condemned or taken, then, effective thereafter as of the date Tenant vacates and removes from the part of the Demised Premises so taken, the fixed minimum rent and the Tenant's proportionate share shall be proportionately reduced, and this Lease shall continue as to such part not so taken. Landlord will, in this instance, restore with reasonable diligence the remaining structural portions of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

          (c) In the event of termination in any of the cases hereinabove provided in this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the date hereinabove set for the expiration of the term of this Lease, and the rent hereunder shall be apportioned as of such date.

     16.2  CONDEMNATION AWARD.  In the event of any condemnation or taking
           ------------------
hereinabove mentioned of all or a part of the Building (whether or not the Demised Premises be affected) Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. Notwithstanding the foregoing, Tenant shall be entitled to any award for loss or taking of its fixtures, or its relocation expenses.

     16.3     TEMPORARY CONDEMNATION.
              ----------------------

          (a) If the whole or any part of the Demised Premises shall be acquired or condemned for any temporary public or quasi-public use or purpose, for any period ending prior to the end of the term, then, except as otherwise provided in this Section, this Lease and the demised term shall continue in force and effect and Tenant shall continue to pay in full the rent, additional rent and other charges herein reserved without deduction or abatement and Tenant shall be entitled, subject to the provisions of this Section, to any award or payments made for such temporary use, provided, however, that all such awards or payments shall be paid to and held by Landlord as a fund which Landlord shall apply, from time to time, to the extent that such fund avails, to the payment of rent, additional rent and other charges due to Landlord from Tenant under the terms of this Lease provided Tenant is not otherwise in default hereunder beyond any applicable grace period for the curing of such default (if such use is for only a part of the Demised Premises, such awards or payments shall only be applied in payment of the rent, additional rent and other charges allocable to such part of the Demised Premises). If required by Landlord, Tenant shall restore the Demised Premises to its condition prior to such temporary taking.

          (b) If the whole of the Demised Premises shall be acquired or condemned for any temporary public or quasi-public use or purpose for a period extending beyond the end of the term, this Lease and the demised term shall end as of the date of such taking with the same effect as if said date were the end of the term.

          (c) If any part, rather than the whole, of the Demised Premises shall be acquired or condemned for any temporary public or quasi-public use or purpose for a period extending beyond the end of the term, such part of the Demised Premises (such part is referred to as the "Eliminated Condemnation Space") shall be eliminated from the Demised Premises from and after the date referred to as the "Elimination Condemnation Date" immediately prior to the commencement of such temporary use, and

          (1) From and after said date, the Eliminated Condemnation Space shall be eliminated from the Demised Premises for all purposes;

          (2) Tenant shall surrender the Eliminated Condemnation Space on or prior to the Elimination Condemnation Date in the same manner as if said date were the end of the term but Tenant shall not be required to remove its property or restore the Demised Premises as required by Section 6.4;

          (3)  From and after said Elimination Condemnation Date:

          (a) The rent, and electric charge, escalation or additional rent computed on a floor area basis shall be equitably reduced on the basis of the area of the Eliminated Condemnation Space and prepaid portion of rent or additional rent for any period after said date allocable to said space shall be refunded by Landlord to Tenant; and

          (b) The Demised Premises area shall be reduced in the proportion which the area of the Eliminated Condemnation Space bears to the total area of the Demised Premises immediately prior to the Elimination Condemnation Date.

                                  ARTICLE XVII
                         ENTRY, RIGHT TO CHANGE PUBLIC
                         PORTIONS OF BUILDING AND SITE

     17.1  ACCESS.  Tenant shall permit Landlord to erect, use, and maintain
           ------
pipes and conduits in and through the Demised Premises, which shall be, to the extent possible, concealed. Landlord and its agents shall have the right to enter the Demised Premises for the purpose of making such repairs or alterations as Landlord shall desire, shall be required to make, or shall have the right to make, pursuant to the provisions of this Lease and, subject to the foregoing, shall also have the right to enter the Demised Premises for the purpose of inspecting them or exhibiting them to prospective purchasers or lessees of the Building or to prospective mortgagees or to prospective assignees of any such mortgagee. Landlord shall be allowed to take all material into and upon the Demised Premises that may be required for the repairs or alterations above mentioned without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no ways abate, except as otherwise provided in this Lease, while said repairs or alterations are being made, but such repairs shall be made as expeditiously as reasonably possible, and be conducted in such a manner, and on such notice, as to minimize as far as reasonably possible any unreasonable interference with Tenant's use and occupancy of the Demised Premises for the purposes specified in Article V, Section 5.1 hereof.

     17.2  CHANGES TO PUBLIC AREAS OF BUILDING.  Landlord shall have the right
           -----------------------------------
at any time without thereby creating any actual or constructive eviction or incurring any liability to Tenant therefore, and without abatement in rent, to change the arrangement or location of entrances, passageways, doors, doorways, corridors, stairs, toilets, and other like portions of the Building and to change the designated express or local stops of elevators servicing the Demised Premises, but such changes shall be designed to avoid any material obstruction or reduction in Tenant's access to the Demised Premises, and other appurtenances. Landlord shall have the right, if necessary, to comply with laws, rules, or requirements of any governmental bureau or agency to move any wall or partition in or dividing the Demised Premises.

     17.3  CHANGES TO DEVELOPMENT.  Landlord shall have the right at any time
           ----------------------
without thereby creating any actual or constructive eviction or incurring any liability to Tenant therefore, and without abatement in rent, to make alterations or additions to, and to build additional stories on, and to build adjoining to, the

Building in which the Demised Premises are contained, and Tenant shall have no interest of any kind whatsoever in the said additions or additional stores or adjoining buildings. Landlord also reserves the right to construct other buildings or improvements in the Ventnor Professional Campus at any time and from time to time and to make alterations thereto or additions thereto and to build additional stories on such building or buildings and to build adjoining the same and to construct elevated or subterranean parking facilities.

     17.4  NO LIABILITY FOR CHANGES.  Landlord shall not be liable in any such
           ------------------------
case for any inconvenience, disturbance, loss of business or any other annoyance arising from the exercise of any or all of the rights of Landlord in this
Article XV.

     17.5  RIGHT TO RELOCATE.  Landlord hereby reserves the right at any time
           -----------------
and from time to time to make changes or revision in such site plan of Ventnor Professional Campus, including, but not limited to, additions to, and subtractions from, the buildings, parking areas, and other Common Areas (as defined in Section 6.1 hereof) shown on the plan; provided only that the size and location of the Demised Premises shall not be altered and reasonably access thereto shall not be substantially impaired.

                                 ARTICLE XVIII
                                   BANKRUPTCY

     18.1  PRIOR TO TERM.  If at any time prior to the date herein fixed as the
           -------------
Commencement Date there shall be filed by or against the Tenant in any court pursuant to any law a petition in bankruptcy or insolvency or for reorganization, appointment of a receiver or trustee, or an assignment for the benefit of creditors, this Lease shall automatically be cancelled and terminated, in which event neither the Tenant nor any person claiming through or under Tenant or by virtue of any law or order of any court shall be entitled to possession of the Demised Premises and Landlord, in addition to other rights and remedies given by Section 16.3 hereof and by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any law, may retain as liquidated damages any rent, security deposit or monies received by it from Tenant or others on behalf of Tenant upon the execution hereof.

     18.2  DURING TERM.  In the event any of the happenings occur as set forth
           -----------
in 16.1 at the date fixed as the Commencement Date or at any time during the term of this Lease, then and in such events, this Lease, at the option of Landlord, may be cancelled and terminated, in which event neither Tenant nor any person claiming through or under Tenant by virtue of any law or of any order of any court shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant.

     18.3  LANDLORD DAMAGES.  It is stipulated and agreed that in the event of
           ----------------
the termination of this Lease pursuant to Sections 18.1 and 18.2 hereof, Landlord shall be entitled to recovery from Tenant as and for liquidated damages in an amount equal to the balance of the rent due for the unexpired portion of the term, less any rent that may actually be received by Landlord for the unexpired term from a reletting of the Demised Premises. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

                                  ARTICLE XIX
                   LANDLORD'S REMEDIES ON DEFAULT, DEFICIENCY

     19.1  DEFAULT.  If Tenant defaults in the payment of rent, or any
           -------
additional rent, or defaults in the performance of any of the covenants or conditions hereof, Landlord may give Tenant notice of such default and if Tenant does not cure any default in a payment of rent or additional rent within five
(5) days, or cure any default in the performance of any other covenant or condition hereof within ten (10) days, after the giving of such notice (or if such other default is of such a nature that it cannot be completely cured within such period, if Tenant does not commence such curing within such ten (10) days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Landlord may terminate this Lease on not less than ten (10) days' notice to Tenant, and on the date specified in said notice the term of this Lease shall terminate, and Tenant shall then surrender the premises to Landlord, but Tenant shall remain liable as hereinafter provided. If this Lease shall have been so terminated by Landlord, Landlord may at any time thereafter resume possession of the premises by any lawful means and remove Tenant or other occupants and their effects.

     19.2  REMEDIES ON DEFAULT.  In any case where Landlord has recovered
           -------------------
possession of the Demised Premises by reason of Tenant's default, Landlord may, at Landlord's option, occupy the Demised Premises or cause the Demised Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise change or prepared for reletting, and may relet the premises or any part thereof as agent of Tenant or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of this Lease, at Landlord's option, and receive the rent therefor. Rent so received shall be applied first to the payment of such expenses as Landlord may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages and amounts equal to the rent hereunder and to the cost and expenses of performance of the other covenants of Tenant as herein provided. Tenant agrees, in any such case, whether or not Landlord has relet, to pay to Landlord damages equal to the rent and other sums herein agreed to be paid by Tenant, less the net proceeds of the reletting, if any, as ascertained from time to time. In reletting the premises as aforesaid, the Landlord may grant rent concessions, and Tenant shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. Tenant hereby waives all right of redemption to which Tenant or any person claiming under Tenant might be entitled by any law now or hereafter in force. Landlord's remedies hereunder are in addition to any remedy allowed either at law or in equity.

     19.3  UNENFORCEABLE PROVISION.  If any provision of this Article of this
           -----------------------
Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Section and of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE XX
                          LANDLORD'S RIGHT TO PERFORM
                              TENANT'S OBLIGATIONS

     20.1  TENANT OBLIGATIONS.  In the event of a default by Tenant in the
           ------------------
observance or performance of any term or covenant on its part to be performed under the terms of this Lease, Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of Tenant. All expenses in so doing by Landlord shall be paid by Tenant on demand, and if not paid, Landlord, at Landlord's option, in addition to any other remedy, may deem the same to be additional rent. all such sums shall include, but not be limited to, legal expenses and attorney's fees, and any expenditures or obligations for the payment of money or in instituting, prosecuting or defending any action or proceedings commenced before or during the term of this Lease or after the expiration or termination of the term of this Lease, such sums paid or obligations incurred to include legal interest and costs.

     20.2  ADDITIONAL RENT.  All amounts over and above the fixed minimum rent
           ---------------
payable by Tenant to Landlord in accordance with the terms hereof shall be deemed additional rent hereunder and shall be paid by Tenant in the same manner as an installment of the fixed minimum rent within a reasonable time after any such amount shall become payable unless provision is made in this Lease for payment of any such amount on a specific date or within a specific time and, in default of payment may, at the option of Landlord, be added to the next or any other installment of fixed minimum rent subsequently becoming due and Landlord shall have all the rights and remedies in the event of the nonpayment thereof as it would have had in the event of the nonpayment of any installment of fixed minimum rent. Tenant's obligation to pay any additional rent which shall have theretofore become due and payable shall survive the expiration or earlier termination of this Lease.

     20.3  RELOCATION OF TENANT.  Landlord, at its sole expense, on at least
           --------------------
sixty (60) days' prior written notice, may require Tenant to move from the Demised Premises to another suite of comparable size and decor in order to permit Landlord to consolidate the Premises with other adjoining space leased or to be leased to another Tenant in the Building; provided, however, that in the event of receipt of any such notice, Tenant, by written notice to Landlord, may elect not to move to the other space and in lieu thereof to terminate this Lease. In the event of any such relocation, Landlord will pay all the expenses of preparing and decorating the new premises so that they will be substantially similar to the Demised Premises and the expense of moving Tenant's furniture and equipment to the relocation premises.

     Notwithstanding the provisions of this Paragraph, before Tenant shall be permitted to terminate this Lease, Landlord shall give to the permanent mortgagee of the Land and Building (i) a copy of the written notice served upon Tenant to move from the Premises to another suite of comparable size in the Building and (ii) advice respecting Tenant's intention either to relocate in the Building or to terminate the Lease; if such advice indicates that Tenant elects to terminate the Lease rather than relocate, the permanent mortgagee shall advise whether or not the permanent mortgagee consents to such termination, and if the permanent mortgagee does not consent thereto, Landlord shall withdraw its notice of relocation, and the Lease shall continue in full force and effect.

     At the end of the First Year of this Lease, provided that Tenant is not in default of any of the terms, covenants and conditions of this Lease, Tenant shall have the right to relocate to a larger suite in the Troy Avenue Building, if available. Tenant shall give Landlord at least sixty (60) days' prior written notice before the end of the First Lease Year. Any such move shall be solely at Tenant's expense and all improvements and fit-ups to the new lease area shall be at the sole cost of the Tenant. In the event of such a relocation, this Lease shall be amended to reflect the changes in rent and common area charges resulting from any increases in gross square footage of the new leased premises.

                                  ARTICLE XXI
                          COVENANT OF QUIET ENJOYMENT

     21.1  QUIET ENJOYMENT.  Landlord covenants that if, and so long as, Tenant
           ---------------
pays the rent, and additional rent as herein provided, and performs the covenants to be observed and performed on Tenant's part hereunder, Tenant shall peaceably and quietly have, hold, and enjoy the Demised Premises for the term herein mentioned, subject to the provisions of this Lease. This covenant shall bind Landlord only so long as Landlord is the owner of the Building.

                                  ARTICLE XXII
                             SERVICES AND EQUIPMENT

     22.1  LANDLORD SERVICES.  So long as Tenant is not in default under any of
           -----------------
the provisions of this Lease, Landlord, at its own cost and expense shall:

          (a) Provide operatorless passenger elevator service in accordance with Building Plans. Landlord may designate local and express stops for elevators and may change such designation of express and local stops from time to time.

          (b) Landlord shall supply, at his own cost and expense, the heating and air conditioning equipment serving the Common Areas of the Building. Landlord shall also have responsibility to furnish heating or air conditioning equipment (HVAC units) to the Demised Premises. Tenant shall bear the cost of all electricity used in connection with the furnishing of heating and air conditioning to the Demised Premises as measured by the meter or meters installed for the Demised Premises, and all other charges imposed by any authority on, or measured by, the use of electricity in and for the Demised Premises. Tenant shall in any event cause and keep entirely unobstructed all of the vents, intakes, outlets, and grilles, at all times and shall comply with and observe all regulations and requirements prescribed by Landlord for the proper functioning of the heating and air conditioning system serving the Common Areas.

          (c) Provide building standard cleaning services in the Common Areas and public portions of the Building except on Saturdays, Sundays, and holidays, similar to first class office buildings in the area.

          (d) Furnish hot and cold water for the lavatories of the Building. If Tenant requires, uses or consumes water for any purposes, Tenant agrees that Tenant shall install a meter or meters or other means to measure Tenant's water consumption, and Tenant further agrees to pay for the maintenance of said meter equipment and/or to pay Landlord's cost of other means of measuring such water consumption by Tenant. Tenant shall bear the cost of all water consumed as measured by said meter or meters or as otherwise measured, including sewer rents, and all other charges imposed by any authority, on, or measured by, the use of water.

     22.2  INTERRUPTIONS OF SERVICE.  Landlord reserves the right to interrupt,
           ------------------------
curtail or suspend the services required to be furnished by Landlord under this Article when the necessity therefor arises by reason of accident, emergency, mechanical breakdown, or when required by any law, order or regulation of any governmental authority or for any other cause beyond the reasonable control of Landlord. No diminution or abatement of rent or other compensation shall or will be claimed by Tenant as a result therefrom.

     22.3  REIMBURSEMENT OF LANDLORD.  Tenant shall reimburse Landlord for the
           -------------------------
cost to Landlord of removal from the Demised Premises in the Building of any refuse and rubbish of Tenant not removed by Tenant and Tenant shall pay all bills therefor when rendered.

                                 ARTICLE XXIII
                              REAL ESTATE BROKERS

     23.1  BROKERS.  Other than Eugene Beckman and Stanley Realty Company, by
           -------
whom Mr. Beckman is employed, Tenant has not dealt with any real estate broker, salesperson, or finder in connection with this Lease, and no other person initiated or participated in the negotiation of this Lease, or showed the premises to Tenant. Tenant hereby agrees to indemnify and hold harmless Landlord, the Partners and the Manager from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

                                  ARTICLE XXIV
                      ELECTRICAL, WATER AND SEWER CHARGES

     24.1  CHARGES.  In addition to all rentals herein specified, Tenant shall,
           -------
at its own cost and expense, promptly pay all charges when due for electricity, water and sewer used or consumed in or upon the Demised Premises. Landlord shall provide separate meters for the measurement of said electricity, in the Demised Premises, and Tenant shall install at its expense separate water meters if water is desired in the Leased Premises. Tenant will have meters opened in its name upon delivery of possession of Demised Premises to Tenant by Landlord.

                                  ARTICLE XXV
                              RELOCATION OF TENANT

     25.1  RELOCATION OF TENANT.  INTENTIONALLY DELETED.
           --------------------

                                  ARTICLE XXVI
                                 SUBORDINATION

     26.1  SUBORDINATION.  This Lease is and shall be subject and subordinate to
           -------------
any lease of air rights which may now or hereafter affect the Building or the Land or the Land and Building and to any amendment, modification, renewal, or extension of any such lease of air rights. This Lease is also subject and subordinate to all mortgages which may or hereafter affect any lease of air rights or the land and/or building and to all renewals, modifications, amendments, consolidations, replacements, or extensions thereof. No further instrument of subordination shall be required by any mortgagee. In confirmation of such subordination, Tenant, without cost or charge to Landlord, shall execute promptly any certificate or instrument of subordination that Landlord may request. If Tenant fails upon reasonable request to execute such a certificate or instrument, Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such certificate or certificates or any such instrument or instruments for and on behalf of Tenant.

     26.2  NOTICE OF MORTGAGEES.  In the event of any act or omission by
           --------------------
Landlord which would or may give the Tenant the right to terminate this Lease or to claim a partial or total eviction, the Tenant will not exercise any such right until:

          (a) It has given written notice of any such act or omission to the holder of any leasehold mortgage or of any fee mortgage and to the Landlord or Landlords of any ground lease or leases whose names and addresses previously have been furnished to Tenant by giving such notice, addressed to such holders and such Landlord or Landlords at the last addresses so furnished; and

          (b) A reasonable period of time for remedying such act or omission shall have elapsed following such giving of notice during which the parties to whom such notice has been given, or any of them, after giving of such notice has not commenced with reasonable diligence the remedying of such act or omission or to cause the same to be remedied.

     26.3  MORTGAGE MODIFICATIONS.  If, in connection with obtaining temporary
           ----------------------
or permanent financing for the Land and/or Building, any such lender shall request reasonable modifications of this Lease as a condition to such financing, Tenant agrees that Tenant will not unreasonably withhold, delay or defer the execution of an agreement or modification of this Lease, provided such modifications do not increase the financial obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's reasonable use and enjoyment of the premises. In the event of Tenant's refusal to execute and deliver any such modification agreement within ten (10) days after request therefor by Landlord, Landlord shall have the right to cancel and terminate this Lease and upon such cancellation and termination neither party shall have any further right or obligation to the other arising out of the execution and delivery of this Lease.

     26.4  NON-DISTURBANCE OF TENANT.  Notwithstanding the provisions relating
           -------------------------
to subordination in this Lease, so long as this Lease is in full force and effect and Tenant shall not be in default of the terms and provisions hereof, the Tenant shall not be evicted from the Demised Premises nor shall Tenant's leasehold estate under this Lease be terminated or disturbed, nor shall any of Tenant's rights under this Lease be affected in any way, by reason of any default under any superior mortgage or other lien. If the holder of a superior mortgage or lien shall succeed to the rights of Landlord under this Lease, whether through possession, foreclosure action, or delivery of a new lease or deed, then at the request of such parties so succeeding to Landlord's rights (herein sometimes called successor Landlord) and upon such successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such successor Landlord as Tenant's Landlord under this Lease, and shall promptly execute and deliver any instrument that such successor Landlord may request to evidence such attornment. If Tenant fails upon reasonable request to execute such instrument Tenant hereby irrevocably appoints Landlord or the successor Landlord the attorney-in-fact of Tenant to execute and deliver such instrument on behalf of Tenant, should Tenant refuse or fail to do so promptly after request. Upon such attornment this Lease shall continue in full force and effect as, or if it were, a direct Lease between successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease and shall be applicable after such attornment except that the successor Landlord shall not:

          (a) Have any liability for refusal or failure to perform or complete Landlord's work or otherwise to prepare the Demised Premises for occupancy in accordance with the provisions of Exhibit "B" of this Lease;

          (b) Be obligated under Article X to repair, restore, replace, or rebuild the Building or the Demised Premises, in case of total or substantially total damage or destruction, beyond such repair, restoration, and/or rebuilding as can reasonably be accomplished with the net proceeds of insurance actually received by or made available to the successor Landlord;

          (c) Be liable for any previous act or omission of Landlord under this Lease;

          (d) Be subject to any offset not expressly provided for in this Lease which shall therefore accrue to Tenant against Landlord;

          (e) Be bound by any previous modification of this Lease, not expressly provided for in this Lease, by any previous prepayment of more than one month's rent, unless such modification of prepayment shall have been expressly approved in writing by the Landlord or successor Landlord.

                                 ARTICLE XXVII
                               LEGAL PROCEEDINGS

     27.1  WAIVER OF JURY TRIAL.  Landlord and Tenant hereby waive, to the
           --------------------
extent such waiver is not prohibited by law, the right to a jury trial in any action, summary proceeding or legal proceeding between or among the parties hereto or their successors arising out of this Lease or Tenant's occupancy of the Demised Premises or Tenant's right to occupy the Demised Premises.

     27.2  TENANT CLAIMS; REMEDIES.  In the event that Tenant claims or asserts
           -----------------------
that the Landlord has violated or failed to perform a covenant of Landlord not to unreasonably withhold or delay Landlord's consent or approval, or in any case where Landlord's reasonableness in exercising its judgment is in issue, Tenant's sole remedy shall be an action for specific performance, declaratory judgment or injunction and in no event shall Tenant be entitled to any money damages for a breach of such covenant and in no event shall Tenant claim or assert any claims of any money damages in any action or by way of set-off, defense or counterclaim and Tenant hereby specifically waives the right to any money damages or other remedies.

                                 ARTICLE XXVIII
                        SURRENDER OF PREMISES; HOLDOVER

     28.1  SURRENDER; HOLDOVER.  Upon the expiration or other termination of the
           -------------------
term of this Lease, Tenant shall quit and surrender the Demised Premises in good order and condition. In the event that Tenant shall fail to surrender the Demised Premises upon demand, Landlord, in addition to all other remedies available to it hereunder, shall have the right to receive, as liquidated damages for all the time Tenant shall so retain possession of the premises or any part thereof, an amount equal to twice the minimum rent specified in this Lease, as applied to such period. If Tenant remains in possession of the premises with Landlord's consent but without a new lease reduced to writing and duly executed, Tenant shall be deemed to be occupying the premises as a tenant from month to month, subject to all the covenants, conditions and agreements of this Lease. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

                                  ARTICLE XXIX
                             RULES AND REGULATIONS

     29.1  RULES AND REGULATIONS.  Tenant, its servants, employees, agents,
           ---------------------
visitors, and licensees shall observe faithfully and comply strictly with the rules and regulations set forth in Exhibit "F" attached hereto and made a part hereof. Landlord shall have the right from time to time during the term of this Lease to make reasonable changes in and additions to the rules thus set forth. Any failure by Landlord to enforce any rules and regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a breach hereunder or a waiver of any such rules and regulations, but any rule or regulation not generally enforced against other tenants in the Building will not be discriminatorily enforced against Tenant.

                                  ARTICLE XXX
                             SUCCESSORS AND ASSIGNS

     30.1  BINDING EFFECT.  The covenants, conditions, and agreements contained
           --------------
in this Lease shall bind and inure to the benefit of the parties hereto and the respective heirs, legal representatives, successors and, except as otherwise provided herein, their assigns.

     30.2  LANDLORD DEFINED.  The term "Landlord" wherever used in this Lease
           ----------------
shall be limited to mean and include only the owner or owners of the Building at the time in question or the Tenant under a ground lease effecting the Land and/or the Building, to whom this Lease may be assigned, or an overLandlord if such overLandlord enters into possession, or a mortgagee in possession, so that in the event of any sale, assignment or transfer by any such Landlord, tenant under the ground lease, overLandlord or mortgagee in possession, the seller, assignor or transferor shall thereupon be released and discharged from all covenants, conditions and agreements of Landlord hereinunder thereafter accruing; but such covenants, conditions, and agreements shall be binding upon all successors and assigns, including, without limitation, each new owner, tenant under the ground lease, overLandlord, or mortgagee in possession for the time being of the building, until sold, assigned, or transferred.

                                  ARTICLE XXXI
                                    NOTICES

     31.1  NOTICES.  Any notice, request, demand, or communication permitted or
           -------
required to be given by the terms and provisions of this Lease, either by Landlord to Tenant or Tenant to Landlord, shall be in writing. Unless otherwise required by law, such notice, request, or demand shall be given and shall be deemed to have been served and given by Landlord and received by Tenant, and vice versa, when either party shall have deposited such notice, request, or demand by certified or registered mail, return receipt requested, enclosed in a securely closed post-paid envelope, in a United States Post Office box, addressed to Tenant (1) at the Demised Premises, or (2) until Tenant shall have moved its offices to the Demised Premises, addressed to Tenant at its address as stated on the first page of this Lease; and to Landlord addressed to VenTroy Associates, P.O. Box "K," One Norwegian Plaza, Pottsville, PA 17901. Either party may, by notice sent in like manner as aforesaid, designate a different address or addresses for notices, requests, demands, or communications to it.

                                 ARTICLE XXXII
                          NO WAIVER; ENTIRE AGREEMENT

     32.1  NO WAIVER.  Failure of the Landlord to seek redress for violation of,
           ---------
or to insist upon a strict performance of, any covenant, condition, rule or regulation of this Lease, shall not be deemed to constitute a waiver of the Landlord to at any future time take any action that would have been permitted in the event of an original violation. No provision of this Lease shall be deemed to have been waived by either party, unless such waiver be in writing signed by such party. No endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed in accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

     32.2  ENTIRE AGREEMENT.  This Lease with the exhibits attached hereto
           ----------------
contain the entire agreement between Landlord and Tenant and any executory agreement hereafter made between Landlord and Tenant shall be ineffective to change, modify, waive, release, discharge, terminate, or effect an abandonment of this Lease, in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination, or the effecting of the abandonment is sought.

     32.3  SEVERABILITY.  If any term or provision of this Lease shall, to any
           ------------
extent be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and the balance of the terms and provisions of this Lease shall be valid and enforceable to the fullest extent either hereunder or as permitted by law.

                                 ARTICLE XXXIII
                    INDEX AND CAPTIONS; ESTOPPEL CERTIFICATE

     33.1  CAPTIONS.  The index preceding this Lease and the captions of
           --------
Articles in this Lease are inserted only as a matter of convenience and for reference and they in no way define, limit or describe the scope of this Lease or of the intent of any provision thereof.

     33.2  ESTOPPEL CERTIFICATE.  The Tenant agrees at any time and from time to
           --------------------
time, upon not less than ten (10) days' prior written request by the Landlord, to execute, acknowledge and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Demised Premises. In the event that the Tenant fails or refuses to give such estoppel certificate, then and in that event, Tenant shall be deemed to have nominated, constituted and appointed Landlord as its attorney-in-fact to execute such estoppel certificate.

                                 ARTICLE XXXIV
                        INABILITY OF LANDLORD TO PERFORM

     34.1  LANDLORD PERFORMANCE.  This Lease and the obligation of the Tenant to
           --------------------
pay rent or additional rent hereunder and to perform and comply with all other covenants and conditions hereunder on the part of the Tenant to be performed shall in no ways be affected, impaired or excused because of Landlord's delay or failure to perform or comply with any of the covenants or provisions on its part to be performed, nor because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any services expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any other cause whatsoever including, but not limited to, any rule, order or regulation of any governmental agency. The time given to Landlord to comply with any obligation under this Lease shall be extended for a period of time equal to any period of delay resulting from any of the aforesaid causes.

                                  ARTICLE XXXV
                         NO REPRESENTATIONS BY LANDLORD

     35.1  NO REPRESENTATIONS.  Landlord or Landlord's agents have made no
           ------------------
representations or promises with respect to the Building, the Land or the Demised Premises except as herein expressly set forth and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease, the taking possession of the Demised Premises by Tenant shall be conclusive evidence against Tenant that Tenant accepts said premises and the Building and that same were in good and satisfactory condition at the time such possession was so taken.

                                 ARTICLE XXXVI
                              MEMORANDUM OF LEASE

     36.1  MEMORANDUM OF LEASE.  Tenant covenants not to place this Lease on
           -------------------
record without consent of Landlord. At the request of Tenant, Landlord will execute a memorandum for recording purposes setting forth the premises herein demised and the term hereof, but to contain no other provisions.

     IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease as of the day and year first above written.

WITNESS:                         Landlord:

                                 VENTROY ASSOCIATES


  /s/                            By: /s/ Christoher Ruzzi        (SEAL)
 ----------------------              ----------------------------

ATTEST:                          TENANT:

                                 SHOWBOAT OPERATING COMPANY


  /s/ Thomas C. Bonner           By: /s/ J. Kell Houssels, III
 ----------------------              ----------------------------
Secretary or                         J. Kell Houssels, III,
Assistant Secretary                  Vice President

STATE OF                         :
                                 : SS.
COUNTY OF                        :

     ON THIS _____ day of ____________, 1993, before me appeared __________________________________, to me personally known, who, being by me duly sworn, did say that he is a general partner of VENTROY ASSOCIATES, a partnership of the Commonwealth of Pennsylvania, and that said instrument was signed and sealed on behalf of such partnership, by authority of its partners; and said ___________________________________ acknowledged said instrument to be the free act and deed of said partnership.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.


                                 _________________________
                                 Notary Public

                                 My commission expires:


STATE OF NEW JERSEY              :
                                 : SS.
COUNTY OF ATLANTIC               :

     ON THIS 20th day of December, 1993, before me appeared J. KELL HOUSSELS, III, to me personally known, who, being by me duly sworn, did say that he is the Vice-President of SHOWBOAT OPERATING COMPANY, a corporation of the State of Nevada, and that said instrument was signed and sealed on behalf of such corporation, by authority of its Board of Directors; and said J. KELL HOUSSELS, III acknowledged said instrument to be the free act and deed of said partnership.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.


                                   /s/ Thomas C. Bonner
                                  -------------------------

                                 EXHIBIT "A"-1

                           Diagram of Leased Premises
                       Showboat 103, 104, 105, 106 & 108

                                 EXHIBIT "A"-2

                           Diagram of Leased Premises
                               Showboat 201 & 204

                                  EXHIBIT "B"

     Tax Map Reference. (N.J.S.A. 46:15-2.1) Municipality of Ventnor City.

Block No. 122                     Lot No. 1      Account No.

No property tax identification number is available on the date of this Deed.

     Property. The property consists of the land and all the buildings and structures on the land in the City of Ventnor City County of Atlantic and State of New Jersey. The legal description is

          ALL THAT CERTAIN LOT, tract or parcel of land and premises situate, lying and being in the City of Ventnor, County of Atlantic and State of New Jersey, bounded and described as follows:

          PARCEL A:

          BEGINNING at the Northeast corner of Troy and Ventnor Avenues, and extending thence

          1) Northwardly in the East line of Troy Avenue, Two hundred and Seventy feet thence

          2) Eastwardly parallel with Ventnor Avenue, Two hundred and forty feet to the West line of New Haven Avenue, thence

          3) Southwardly in the West line of New Haven Avenue., Two hundred and Seventy feet to the North line of Ventnor Avenue, thence

          4) Westwardly in the North line of Ventnor, Two hundred and forty feet to Troy Avenue, the place of beginning.

          PARCEL B:

          BEGINNING at the Southeasterly corner of Winchester and Troy Avenue; and extending thence

          1) Eastwardly along the Southerly line of Winchester Avenue 40 feet; thence

          2)  Southwardly parallel with Troy Avenue 100 feet; thence

          3) Eastwardly parallel with Winchester Avenue 100 feet to the Westerly line of New Haven Avenue; thence

          4) Southwardly along the Westerly line of New Haven Avenue 20 feet; thence

          5) Westwardly parallel with Winchester Avenue, 240 feet to the Easterly line of Troy Avenue; thence

          6) Northwardly along the same, 220 feet to the point and place of BEGINNING.

PARCELS A AND B are designated as Lot 1 in Block 123 as shown on the Fax Map of the City of Ventnor

                                   [Diagram]

                                  EXHIBIT "C"


                          COMMENCEMENT DATE AGREEMENT
                          ---------------------------
                                AND CERTIFICATE
                                ---------------


LEASE DATE:
- ----------

Landlord:           VenTroy Associates
- --------

TENANT:
- ------

BUILDING:           The Ventnor/Troy Avenue Building (the "Building") in the
- --------
                    Ventnor Professional Campus, 6601 Ventnor Avenue, Ventnor,
                    New Jersey 08406 ("VPC").

AREA OF
LEASED PREMISES:    See Exhibit A-1 attached.
- ---------------


     The undersigned Landlord and Tenant of the above referenced lease ("Lease") hereby certify that:

     1. The term of the Lease commenced on _________________, 19___, and Tenant is in full and complete possession of the Premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by Landlord and having been accepted by Tenant.

     2. The Lease calls for monthly net rent installments of $____________ for the first _______ (____) years after the rent commencement date. Tenant has/has not yet commenced the payment of Rent, and has applied for its building permits. Subject to conditions beyond Tenants' control, Tenant anticipates that the improvements to the Leased Premises to be constructed by it pursuant to the Lease will be completed and open for business by _________________________, 19___, at which time Tenant will commence the payment of Rent.

     3. No advance rental or other payment has been made in connection with the Lease, except rental for the current month and there is no "free rent" or other concession under the remaining term of the Lease.

     4. A security deposit in the amount of $____________ is being held by Landlord, which amount is not subject to any set-off or reduction or to any increase for interest or other credit due to Tenant.

     5. All obligations and conditions under the Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs, including all construction work in the Premises.

     6. The Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; there is no existing default on the part of Landlord or Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and the Lease has:

          ( ) Not been amended, modified, supplemented, extended, renewed or assigned.

          ( ) Been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:

     7. The Lease provides for a primary term of _____ months. The expiration date of the term of the Lease has not yet been determined, but will be the ______ anniversary of the last day of the calendar month during which Tenant's obligation to pay Rent commences; and that

          ( ) Neither the Lease nor any of the documents listed in Paragraph 6 (if any), contain an option for any additional term or terms.

          ( ) The Lease and/or the documents listed under Paragraph 6 contain an option for _____ additional term(s) of ____ year(s) and no month(s) (each) at a rent to be determined as follows:

     8. Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease, either orally or in writing, nor has Landlord provided financing for or made loans or advances to, or invested in the business of, Tenant.

     9. To the best of Tenant's knowledge, there is no apparent or likely contamination of the Building or VPC by hazardous Materials, and Tenant does not use, nor has Tenant disposed of, Hazardous materials in violation of Environmental Laws on the Building or VPC or the Leased Premises.

     10. There are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

     11. This certification is made knowing that a lender to which Landlord has granted a mortgage on the VPC Complex, the Building and the Leased Premises, is relying upon the representations herein made.

                              Tenant:

                              SHOWBOAT DEVELOPMENT COMPANY



Date:                         By:________________________________
                                 Name:
                                 Title:

                              Attest:____________________________
                                      Name:
                                      Title:


                              Landlord:

                              VENTROY ASSOCIATES



Date:                         By:________________________________

                              Attest:____________________________

                                  EXHIBIT "D"

                             DEMISED PREMISES PLAN
                             ---------------------

     The Landlord will provide the Tenant with a space within the rentable square feet of leased area, measured from the inside surface of the perimeter glass to the center of any demising partition separating tenants, or tenants from public space, not including any floor penetrations, such as elevator shafts, stairways, chases, and shafts.

     The Tenant area will be provided with the following "Building Standard Improvements":

     12.  Ceiling:  Mechanically suspended exposed standard grid system with 24"
          -------
          X 48" Armstrong Plateau 725 tiles.

     13.  Carpeting:  Armstrong Notation 36 Wedgewood Blue Carpeting, including
          ---------
          standard padding, will be installed in Suites 201, 204, and in portions of Suites 105 and 106 (540 sq. ft. total). Existing carpeting in Suites 103, 104 and 108 shall remain.

     14.  Floor Tile: Suite 105:  install in lunch room area 260 sq. ft. of
          ---------------------
          composition tile; Suite 204: install in computer room 98 sq. ft. of
                            ---------
          composition tile.

     15.  Demising Partition:  Perimeter exterior walls and corridor walls will
          ------------------
          be surfaced with gypsum wall board. Partitioning walls will be 3/8" metal studs two feet on center, 3" insulation, surfaced with 5/8" gypsum wall board. Wall surfaces will receive one base coat of paint and a finish coat, standard vinyl base.

     16.  Entry Doors:  Three (3) 3'-0" wide by 7'-0" high Mohawk Birch solid
          -----------
          core UL fire-rated wood door with hollow metal frame. Standard Schlage or equal latchsets and spring-loaded hinges included.

     17.  Inside Doors:  Twenty-nine (29) 3'-0" wide by 6'-8" high Mohawk Birch
          ------------
          doors with standard Schlage hardware and hinges.

     18.  Light Fixtures:  One (1) 24" X 48" fluorescent fixture with switch and
          --------------
          wiring for every 150 square feet of tenant space, plus fifteen (15) additional high hat light fixtures, if any, as shown on Tenant's plan approved by Landlord.

     19.  Electrical Outlets:  Duplex outlets, plus additional dedicated duplex
          ------------------
          outlets for computers, as shown on Tenant's plan approved by Landlord.

     20.  Switches:  All switches, as shown on Tenant's plan approved by
          --------
          Landlord.

     21.  Smoke/Heat Detectors:  One (1) minimum, or more as required by code,
          --------------------
          per Suite.

     22.  Electrical Service:  To Tenant panels, plus wiring adequate to provide
          ------------------
          standard electrical service in and to the Demised Premises, as shown on Tenant's plans approved by Landlord.

     23.  Window Coverings:  Standard blinds for each exterior window in a
          ----------------
          single building - standard color. No other type of blinds allowed to exterior windows.

     24.  HVAC:  Units and main trunk line and registers as per Building Code;
          ----
          added registers and egg crates as shown on plan approved by Landlord.

     25.  Reception Areas, Suites 105 and 106:  as per plan approved by
          -----------------------------------
          Landlord.

     26.  Lunch Room, Suite 105:  Sink, cabinet and counter with plumbing, as
          ---------------------
          shown on plan approved by Landlord.

     27.  Fire Control:  As per Building Code.
          ------------

     Tenant will be responsible for computers, computer systems and wiring, telephones, telephone systems and wiring, electrical appliances, electrical wiring relating to computers, computer systems, or word and data processing equipment; and cabinets, plumbing and plumbing fixtures, sinks and built-ins not provided for above or under the Building Standard Improvements (for example, shelving, cabinetry, desks, counters, countertops, etc.)

                                  EXHIBIT "E"

                                OPERATING COSTS
                                ---------------

     For purposes of this Lease, "Operating Costs" shall be the total costs and expenses incurred or accrued and attributed by the Landlord to discharge its obligations under the Lease and to operate, manage, maintain, insure, clean, supervise, replace and repair the Ventnor Professional Campus Complex (the "Complex"); less the proceeds paid to the Landlord under any insurance maintained pursuant to the Lease where the expense to which such proceeds relate was previously included. Without limiting the generality of the foregoing, such cost and expense shall also specifically include all promotional and advertising expenses, all costs and expenses of heating, ventilating and air conditioning, gardening, landscaping, repaving, repaving and replacing walkways and curbing, line painting, lighting, signs, sanitary control, cleaning, building maintenance and janitorial supplies, removal of snow, debris and refuse, water and sewage charges, costs of licenses and permits and all costs associated with qualifying for same, all costs and expenses of fire protection, all security costs, all cost of holiday and other decoration, costs of maintenance, repairs and replacement of all on-site water, sanitary and storm sewer lines, electrical lines, or other utility or service lines, the cost of all roof and building repairs and replacements, all fees for audits and the cost of all governmental inspections and surcharges, including, without limitation, environmental rules, regulations, guidelines or orders; and the cost of depreciation on and rentals of machinery, furnishings, fixtures, and equipment used in connection with the Complex, including depreciation on the heating, ventilating and air-conditioning equipment; the gross wages and salaries of personnel (including any benefits paid or provided) employed to implement all services, to direct parking, to supervise the Complex, including, without limitation, secretarial, office and maintenance personnel and to supervise and accomplish the foregoing, and an administrative fee equal to 15% of the total amount of all Operating Costs; provided that no amount shall be included in such costs and expenses for financing or mortgage charges of the lands and buildings comprising the Complex. In the event of any dispute as to whether any item represents a capital item or expense, the Landlord's accounting practices shall control and be binding on the parties.

                                  EXHIBIT "F"

                          VENTNOR PROFESSIONAL CAMPUS
                             RULES AND REGULATIONS


          28. The rights of Tenants in the entrances, corridors, and elevators of the Building are limited to ingress to and egress from the tenant's premises for the tenants and their employees, licensees, and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators, or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, hallways, elevators and other facilities of the Building by other tenants.

          29. Fire exists and stairways are for emergency use only, and they shall not be used for any other purposes by the tenants, their employees, licensees or invitees.

          30. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of, any of the sidewalks, plazas, entrances, corridors, hallways, elevators, fire exits, or stairways of the Building.

          31. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

          32. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with the other tenants, caused by a tenant or the employees, licensees, or invitees of the tenant, shall be paid by such tenant.

          33. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the security person in charge or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Tenant's employees, agents and visitors shall be permitted to enter and leave the building whenever appropriate arrangements have been previously made between the Landlord and the Tenant with respect thereto. Each tenant shall be responsible for all persons for whom he requests such permission and shall be liable to the Landlord for all acts of such person person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation, and interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom.

          34. In case of invasion, riot, public excitement, or other commotion the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building.

          35. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property from the premises of the Tenant. The Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule.

          36. No tenant shall obtain or accept for use in its premises ice, drinking water, food, vending machines, beverage, towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning, or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided always that Landlord shall authorize a person or persons to provide such services desired by Tenant, and that the charges for such services by persons authorized by the Landlord are not excessive. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulations as may be fixed by the Landlord.

          37. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds as are permitted by the Landlord shall be used in a tenant's premises.

          38. There shall not be used in any space, or in the public halls of the Building, either by the Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

          39. All entrance doors in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises shall be kept closed at all times and all blinds therein above the ground floor shall be lowered when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenant's premises.

          40. No noise, including the playing of any musical instruments, radio, or television, which, in the judgment of the Landlord, might disturb other tenants in the Building shall be made or permitted by any tenant, and no cooking shall be done in the tenant's premises, except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning, or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating air conditioning, electrical, or other equipment of any kind which might cause any such impairment or interference.

          41. Tenant shall not permit any cooking or food odors emanating within the Demised Premises to seep into other portions of the Building.

          42. No acids, vapors, or other materials shall be discharged or permitted to be discharged into the waste lines, vents, or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed, and no sanitary napkins, paper towels, sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused the same.

          43. No sign, advertisement, notice, or other lettering shall be exhibited, inscribed, painted, or affixed by any tenant on any part of the outside or inside the premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule.
Interior signs and lettering on doors and elevators shall be inscribed, painted, or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord. Landlord shall have the right to prohibit any advertising by any tenant which impairs the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

          44. Duplicate keys for a tenant's premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to the Landlord.

          45. No tenant shall mark, paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord,and as Landlord may direct. No tenant shall install any resilient tile or similar floor covering in the premises demised to such tenant except in a manner approved by Landlord.

          46. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or as a barber or manicure shop. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building.

          47. No premises shall be used, or permitted to be used, at any time, as a store for the sale or display of goods, wares, or merchandise of any kind, or as a restaurant, shop, booth, bootblack, or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes, but nothing in this sentence shall prohibit the conduct of the business and services of securities and commodities brokerage and investment banking.

          48. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of the Landlord.

          49. The tenant's employees shall not loiter around the hallways, stairways, elevators, front, roof, or any other part of the Building used in common by the occupants thereof.

          50. If the premises demised to andy tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefor as shall be approved by Landlord.

          51. Nothing shall be thrown by tenants, their agents, servants, or employees, out of the windows or doors, or down the passages of the Building. No rooms shall be occupied or used as sleeping or lodging apartments at any time.

          52. No animals, birds, bicycles or other vehicles shall be allowed in the office, halls, corridors, elevators or elsewhere in the Building.

          53. All tenants and occupants shall observe strict care not to leave their windows open when it rains or snows, and, for any fault or carelessness in any of these respects, shall make good any injury sustained by other tenants, and to Landlord for damage to paint, plastering or other parts of the Building, resulting from such default or carelessness. No painting shall be done, nor shall any alterations be made, to any part of the Building by putting up or changing any partitions, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering, nor shall any connection be made to the electric wires or electric fixtures, without the consent in writing on each occasion of Landlord or its Agent. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole and, when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order the direction and to the satisfaction of Landlord, or its Agent, and shall be left whole and in good repair. Tenants shall not injure, overload or deface the Building, the woodwork or the walls of the premises, nor carry on upon the premises any noisome, noxious, noisy or offensive business.

          54. No Tenant shall (without the Lessor's written consent) install or operate and steam engine, boiler, other machinery or store upon the premises, nor carry on any mechanical business thereon, nor use or allow to be used upon the Demised Premises oil, burning fluids, camphene, gasoline or kerosene for heating, warming or lighting. No article deemed extra hazardous on account of fire and no explosive shall be brought into said premises. No offensive gases or liquids will be permitted.

          55. If Tenants require wiring for a business machine or a bell or buzz system, such wiring shall be done by an electrician approved by the Landlord to perform such services in the Building. If telegraphic or telephonic service is desired, the wiring for same shall be done as directed by an electrician approved by the Landlord or by some other employee of Landlord and no boring or cutting for wiring shall be done unless approved by Landlord or its representatives, as stated.

          56. Landlord, and its agents, shall have the right to enter the Demised Premises at all reasonable hours for the purpose of making any repairs, alterations, or additions which it shall deem necessary for the safety, preservation, or improvement of the Building, and Landlord shall be allowed to take all material into and upon said premises that may be required to make such repairs, improvements, and additions, or any alterations for the benefit of the Tenant without in any way deemed or held guilty of an eviction of the Tenant; and the rent reserved shall be in no wise abated while said repairs, alterations or additions are being made; and Tenant shall not be entitled to maintain a set-off or counterclaim for damages of Tenant because of the prosecution of any such work. All such repairs, decorations, additions and improvements shall be done during ordinary business hours if any such work is at the request of Lessee to be done during any other hours, Tenant shall pay for all overtime costs.

          57. No tenant shall do or permit anything to be done in said premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance on said building, or on property kept therein, or obstruct or interfere with the rights of other tenants, or in any other way injure or annoy them or conflict with the laws relating to fires, or with the regulations of the fire department, or with any insurance policy upon said building or any part thereof, or conflict with any of the rules and ordinances of the Board of Health.

          58. Tenant shall not obstruct or interfere with the rights of other tenants of the Building, or of persons having business in the Building, or in any way injure or annoy such tenants or persons. Tenant will not conduct any activity within the Demised Premises which will create excessive traffic or noise anywhere in the Building.

          59. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

          60. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building, except in the refuse containers provided therefor. No material shall be placed in the trash boxes or receptacles if such material is of such nature that is may not be disposed of in the ordinary or customary manner of removing and disposing of office building trash and garbage without being in violation of any law or ordinance governing such disposal. Tenant shall be charged the cost of removal for any items left by Tenant that cannot be so removed. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate. Tenant shall not introduce into the Building any substance which might add an undue burden to the cleaning or maintenance of the Demised Premises or the Building. Landlord shall not be responsible to any tenant for any loss of property on the Demised Premises, however occurring, or for damage done to the effects of any tenant by the cleaning service or any other employee or any other person.

          61. The Common Areas and roof of the Building are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building and its tenants. Tenant shall not enter or install equipment in the mechanical rooms, air conditioning rooms, electrical closets, janitorial closets, or similar areas or go upon the roof of the Building without the prior written consent of Landlord. No tenant shall install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building.

          62. Tenant shall not install or permit the installation of any awnings, shades or mylar films or sunfilters on windows.

          63. Tenant shall not use the washrooms, restrooms and plumbing fixtures of the Building, and appurtenances thereto, for any other purpose than the purpose for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with the faucets or otherwise. If Tenant or Tenant's servants, employees, agents, contractors, jobbers, licensees, invitees, guests or visitors cause any damage to such washrooms, restrooms, plumbing fixtures or appurtenances, such damage shall be repaired at Tenant's expense, and Landlord shall not be responsible therefor.

          64. Subject to applicable fire or other safety regulations, all doors opening onto Common Areas and all doors upon the perimeter of the Demised Premises shall be kept closed and, during non-business hours, locked, except when in use for ingress and egress. If Tenant uses the Demised Premises after regular business hours or on non-business days, Tenant shall lock any entrance doors to the Building or the Demised Premises after regular business hours or on non-business days, Tenant shall lock any entrance doors to the Building or to the Demised Premises used by Tenant immediately after using such doors. Tenant shall cooperate with energy conservation by limiting use of lights to areas occupied during non-business hours.

          65. Employees of Landlord shall not receive or carry messages for or to Tenant or any other person, nor contract with nor render free or paid services to Tenant's servants, employees, contractors, jobbers, agents, invitees, licensees, guests, or visitors. In the event that any of Landlord's employees perform any such services, such employees shall be deemed to be the agents of Tenant regardless of whether or how payment is arranged for such services, and Tenant hereby indemnifies and holds Landlord harmless from any and all liability in connection with any such services and any associated injury or damage to property or injury or death to persons resulting therefrom.

          66. For purposes hereof, the terms "Landlord", "Tenant", "Building" and "Demised Premises" are defined as those terms are defined in the Lease to which these Rules and Regulations are attached. The term "Building" shall include the Demised Premises, and any obligations of Tenant hereunder with regard to the Building shall apply with equal force to the Demised Premises and to other parts of the Building.

          67. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of Demised Premises in the Building.

          68. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the premises, and for the preservation of good order therein.